As filed with the Securities and Exchange Commission on May 9, 2012
1933 Act File No. 333-142307
1940 Act File No. 811-22056

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 4
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
(Exact Name of Registrant as Specified in Charter)
601 Congress Street, Boston, Massachusetts 02210-2805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 1-800-225-6020
Thomas M. Kinzler, Esq.
601 Congress Street, Boston, Massachusetts 02210-2805
Name and Address (of Agent for Service)
Copies of Communications to:
Mark P. Goshko, Esq.
K&L Gates LLP
One Lincoln Street
Boston, Massachusetts 02111-2950
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c)
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Title of Securities Being Registered	Registered (1)	Common Share (1)	Price (1)	Registration Fee (1)(2)
Common Shares of Beneficial Interest, $0.01 par value per share	1,000	$12.80	$12,800	$1.47
(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the Common Shares of beneficial interest on May 7, 2012 as reported on the NYSE.

(2)	Transmitted prior to filing.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MAY 9, 2012
Base Prospectus
[______________] Shares
John Hancock Tax-Advantaged Global Shareholder Yield Fund
Common Shares
John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in September 2007 following an initial public offering.
Investment Objective. The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective, the Fund seeks to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective.
The Offering. The Fund may offer, from time to time, in one or more offerings, the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”). Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares.
Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of the Common Shares.
Investment Strategy. Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund seeks to produce superior, risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Adviser (as defined below) believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Investment Adviser and Subadvisers. The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadvisers are Epoch Investment Partners, Inc. (“Epoch”) and Analytic Investors, LLC (“Analytic” and, together with Epoch, the “Subadvisers”).
Exchange listing. The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “HTY.” Any new Common Shares offered and sold also will be listed on the NYSE and trade under this symbol. As of April 30, 2012, the last reported sale price for the Common Shares was $12.85.
The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for our Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss. The returns earned by holders of the Common Shares who purchase their shares in this offering and sell their shares below NAV will be reduced.
Investing in the Fund’s Common Shares involves certain risks. See “Risk Factors” beginning on page [34].
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This Prospectus, together with any other applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and the applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Common Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [DATE], containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page [61] of the Prospectus. A copy of the SAI may be obtained without charge by visiting the Fund’s website (www.jhfunds.com) or by calling 1-800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-225-6020, or by visiting the Fund’s website at www.jhfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov).
The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospectus dated [DATE]

ii

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.
Until [DATE+25] (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus and the applicable Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver a Prospectus and the applicable Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

iii

Prospectus Summary
This is only a summary. You should review the more detailed information elsewhere in this prospectus (“Prospectus”), in any related supplement to this Prospectus (each, a “Prospectus Supplement”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors.”

The Fund	John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in September 2007 following an initial public offering. The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadvisers are Epoch Investment Partners, Inc. (“Epoch”) and Analytic Investors, LLC (“Analytic” and, together with Epoch, the “Subadvisers”).

Investment Objective	The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. In pursuing its investment objective, the Fund seeks to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Offering	The Fund may offer, from time to time, in one or more offerings, up to [_______] of common shares of the Fund (“Common Shares”) on terms to be determined at the time of the offering. The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale. See “Plan of Distribution.” The Fund may not sell any of Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of Common Shares.

Listing and Symbol	The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “HTY.” Any new Common Shares offered and sold also will be listed on the NYSE and trade under this symbol. As of April 30, 2012, the last reported sale price for the Common Shares was $12.85.

Investment Strategy	Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund seeks to produce superior, risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Adviser believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The relative portions of the Fund’s portfolio invested in securities of U.S. and non-U.S. issuers are expected to vary over time. Under normal market conditions, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when Epoch, the Fund’s equity portfolio subadviser, believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. Under normal conditions, the Fund invests in the securities of issuers located in at least three different countries, including the U.S., and the actual number of countries represented in the Fund’s portfolio will vary over time. As of the end of the last fiscal year, 14 countries were represented in the Fund’s portfolio. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of related industries.

In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund writes (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices (the “Options Strategy”). The amount of the value of the Fund’s assets that is subject to index call options is expected to vary over time based upon U.S. and non-U.S. equity market conditions and other factors. The indices on which the Fund writes call options also are expected to vary over time based upon a number of factors, including the composition of the Fund’s securities portfolio, prevailing U.S. and non-U.S. equity market conditions and the amount of the value of the Fund’s assets that is subject to index call options.

On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the U.S. federal income tax consequences on income and gains generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying securities that are eligible to pay dividends that qualify for U.S. federal income taxation at rates applicable to long-term capital gain (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; (ii) selling broad-based index call options that qualify for favorable U.S. federal income tax treatment as “section 1256 contracts” under the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gain and loss generally are treated as 60% long-term and 40% short-term, regardless of holding period; and (iii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term loss. In this regard, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying securities of issuers located throughout the world is subject to the requirement that Epoch believes at the time of investment that such securities are eligible to pay tax-advantaged dividends.

Equity Strategy

The Fund invests in global equity securities across a broad range of market capitalizations. The Fund generally invests in companies with a market capitalization (i.e., total market value of a company’s shares) of $500 million or greater at the time of purchase. The Adviser has engaged Epoch to serve as a subadviser to the Fund. Epoch is responsible for the day-to-day management of the Fund’s portfolio investments, other than with respect to the Options Strategy. Although the Fund may invest in securities of companies with any capitalization, it may at any given time invest a significant portion of its total assets in companies of one particular market capitalization category when Epoch believes such companies offer attractive opportunities. Epoch seeks to produce superior, risk-adjusted returns by investing in businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities with these qualities, Epoch believes Fund investors will have the opportunity to realize an attractive total return with less volatility than the global equity market as a whole.

Epoch seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index. The MSCI World Index is an unmanaged index that captures large- and mid-cap representation across 24 developed market countries. With 1,613 constituents, the MSCI World Index covers approximately 84% of the free float-adjusted market capitalization in each country as of January 31, 2012. In selecting securities for the Fund, Epoch utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch looks for companies it believes have solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The equity securities Epoch finds attractive generally have valuations lower than Epoch’s estimate of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In selecting securities for the Fund’s portfolio, Epoch focuses on dividend-paying common stocks and to a lesser extent preferred securities that produce an attractive level of tax-advantaged income. Epoch also considers an equity security’s potential for capital appreciation. Epoch generally uses a value approach in selecting the Fund’s equity investments. Epoch evaluates an equity security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. Epoch relies upon information provided by, and the expertise of, Epoch’s research staff in making investment decisions. In selecting equity securities, Epoch considers (among other factors) a company’s cash flow capabilities, dividend prospects and the anticipated U.S. federal income tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.

Epoch sells or reduces a position in a security when it sees the goals of its investment thesis failing to materialize, or when it believes those goals have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. The reasons for a determination by Epoch that such goals are not being met include: the economic or competitive environment might be changing; company management’s execution could be disappointing; or in certain cases, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security’s ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. See “Investment Strategies—Equity Strategy.” Tax-advantaged dividends. Under normal market conditions, the Fund invests primarily in a diversified portfolio of dividend-paying securities of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.

Tax-advantaged dividends generally include dividends from U.S. and non-U.S. corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its holders of Common Shares (the “Common Shareholders”). For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified security for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred security, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date that is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For a Common Shareholder to be taxed at the long-term capital gain rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.

There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged. The provisions of the Code applicable to tax-advantaged dividends are currently effective through December 31, 2012, but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Thus, no assurance can be given that current law applicable to tax-advantaged dividends will continue after December 31, 2012. Although the Fund invests at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Options Strategy

The Fund writes index options on a substantial portion of the value of the Fund’s security portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. equity market conditions and other factors. The Fund’s Options Strategy is used to seek to enhance risk-adjusted returns, to generate earnings from options premiums and to reduce overall portfolio volatility. The Adviser has engaged Analytic to formulate, in consultation with the Adviser and Epoch, and implement the Fund’s Options Strategy. The Fund’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future security price appreciation of its equity portfolio. As the seller of index call options, the Fund receives cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic also may cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

Analytic primarily writes index call options that it believes generally will qualify for favorable tax-treatment as “section 1256 contracts” under the Code and for which the Fund’s gain and loss on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for U.S. federal income tax purposes. The Fund also may write call options to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Such written call options would not qualify for favorable tax-treatment under the Code.

Analytic actively manages the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return in an attempt to manage costs and returns, while at the same time be relatively correlated to the underlying securities in the Fund. Analytic uses its proprietary option valuation model to seek to identify options it believes are overvalued and, therefore, offer relatively high premiums to the Fund. Analytic believes that volatility is an important component to option valuation and employs a proprietary volatility forecasting model to identify what Analytic believes to be overvalued call options.

Analytic’s valuation process begins with identifying characteristics for each option, such as strike price, time to expiration and risk-free rate. Analytic then uses a proprietary model to forecast volatility, which includes such factors as short-term volatility, long-run volatility, significant events, term structure, seasonality and option market implied volatilities. Analytic believes its proprietary model can be highly effective in forecasting volatility. Analytic uses this model as an input into its option valuation platform along with multiple other factors to calculate an expected annualized return for all cash/options, stock/option and index/option combinations. Combinations include covered calls and married puts. Puts may be purchased by the Fund if Analytic believes that they are attractively priced or reduce the Fund’s risk of holding securities. A married put is a purchased put designed to hedge or provide downside protection for a basket of securities. Analytic believes that, generally, options are overpriced if the implied volatility exceeds its forecasted volatility.

In an attempt to control risk, Analytic calculates in real time, using current market prices, option exposures across several dimensions for each option position and for the entire diversified portfolio.

The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s, Epoch’s and Analytic’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. The ultimate decision as to the extent of the Fund’s use of the Options Strategy is made by the Adviser. At any time, the Adviser or Epoch may direct Analytic to modify, limit, or temporarily suspend the Fund’s use of the Options Strategy. The Fund’s use of written index call options involves a tradeoff between the option premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. Due to tax considerations, the Fund attempts to limit the overlap between its equity securities holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. A portion of the Fund’s equity securities holdings normally consists of equity securities not included in the indices on which it writes call options.

As the seller of index call options, the Fund receives cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic also may cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.

The Fund primarily uses listed/exchange-traded options contracts but also may use unlisted (or “over-the-counter” or “OTC”) options. Listed options contracts typically are originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchanger or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund are not issued, guaranteed or cleared by any clearinghouse.

The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.

Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.

Analytic primarily sells call options on “broad-based” equity indices, such as the S&P 500 Composite Stock Price Index® (“S&P 500”), and other U.S. and non-U.S. broad-based equity indices that qualify for favorable tax treatment as “section 1256 contracts.” The Fund also may sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. Such call options would not be eligible for favorable tax treatment. There can be no assurances that the Fund’s Options Strategy will be successful, and the Options Strategy may result in a loss.

Analytic attempts to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in a loss to the Fund, which may more than offset any gain received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gain to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also may result in realization of taxable capital gain, including short-term capital gain taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. To avoid characterization as straddles, the Fund is required to limit the overlap between its securities holdings (and any subset thereof) and the indices on which it has outstanding option positions to less than 70% (generally based on value) on an ongoing basis. The Fund expects that the index call options it writes generally will not be considered straddles because its securities holdings will be sufficiently dissimilar from the components of each index on which it has open call options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. See “U.S. Federal Income Tax Matters.”

There can be no assurance that the Fund’s Options Strategy will be successful, and the Options Strategy may result in a loss. See “Risk Factors.”

Other Investments

The foregoing policies relating to investments in securities and options writing are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including put and call options, options on futures contracts, futures and forward contracts and swap agreements with respect to securities, indices and currencies. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt securities. See “Investment Strategies—Additional Investment Practices.” Normally, the Fund invests substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities and fixed-income securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in: fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.

Investment Adviser and Subadvisers	JHA, the Fund’s investment adviser, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring Epoch and Analytic. As of December 31, 2011, the Adviser had total assets under management of approximately $20.3 billion.

Epoch, a subadviser to the Fund, is responsible for the day-to-day management of the Fund’s portfolio investments. Epoch, founded in 2004, is a wholly-owned subsidiary of Epoch Holding Corporation, a publicly traded company. As of December 31, 2011, Epoch managed on a worldwide basis more than $19.2 billion.

Analytic, a subadviser to the Fund, is responsible for formulating and implementing the Fund’s Options Strategy. Analytic, founded in 1970, is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. As of December 31, 2011, Analytic had total assets under management of approximately $5.9 billion.

The Adviser also engaged its affiliate John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited) to consult from time to time with the Adviser on matters relating to the general application of U.S. federal income tax laws and regulations, compliance and legal issues.

See “Management of the Fund—The Adviser” and “—The Subadvisers.”

Distributions	The Fund makes regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain (for example, a portion of the premiums earned in connection with the Fund’s Options Strategy) over net long-term capital loss, and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of capital assets held longer than one year). The Board of Trustees of the Fund (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. In each fiscal year the Fund has paid distributions, the Fund’s total distributions exceeded the Fund’s net investment taxable income and net capital gain, and such excess was treated as a return of capital to each Common Shareholder. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.

To permit the Fund to maintain more stable distributions, distribution rates are based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value (“NAV”).

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order already granted by the Securities and Exchange Commission (“SEC”), which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.

Dividend Reinvestment Plan	The Fund has established an automatic dividend reinvestment plan (the “Plan”). Under the Plan, distributions of dividends and capital gain are automatically reinvested in Common Shares of the Fund by Computershare Trust Company, N. A. Every shareholder holding at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend Reinvestment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional, open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.

Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

In recognition of the possibility that the Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.

Summary of Risks	The Fund’s main risk factors are listed below by general risks, equity strategy risks, and options strategy risks. Before investing, be sure to read the additional descriptions of these risks beginning on page [34] of this Prospectus.

General Risks	Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Tax Risk. To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders; provided that in each case the shareholder meets the applicable holding period requirements. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service’s (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”

No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gain or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is scheduled to increase to 20% for tax years beginning after December 31, 2012. Further, the current favorable U.S. federal tax treatment of qualified dividend income is scheduled to expire for tax years beginning after December 31, 2012. As a result of this scheduled change and the scheduled expiration of earlier reductions in federal income tax rates, the maximum individual tax rate for such dividends will increase to 39.6% in 2013 unless Congress takes further action. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”

Distribution Risk. There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized gain on equity securities investments. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks likely will decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized gain on the Fund’s stock investments will be determined primarily by the direction and movement of the stock market and the particular equity securities held. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. The Fund’s dividend income will be substantially influenced by the activity level and success of its dividend capture trading program and Options Strategy, which may not work as intended.

Portfolio Turnover Risk. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover the Fund experiences. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.

Defensive Positions Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Interest Rate Risk. The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in common stock also may be influenced by changes in interest rates. Higher yielding equity securities and equity securities of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Market Discount Risk. The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.

Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through borrowings and/or the issuance of preferred shares, including the issuance of debt securities. In the event that the Fund determines in the future to use investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of the NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to the Adviser is calculated on the basis of the Fund’s average daily gross assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage.

Secondary Market for the Common Shares. The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund also may issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering also may put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Management Risk. The Fund is subject to management risk because it relies on Epoch’s and Analytic’s ability to pursue the Fund’s investment objective. The Subadvisers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. Management risk is particularly significant to the Fund because it utilizes two interrelated strategies, managed by separate and unaffiliated subadvisers, requiring communications and coordination between those subadvisers.

Market Disruption Risk. Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the economy or the securities markets.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Recent Events Risk. The debt and equity capital markets in the U.S. have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio likely would result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Changes in U.S. Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadvisers and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Anti-takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-takeover provisions.”

Equity Strategy Risks	Issuer Risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the Fund could default or have its credit rating downgraded.

Dividend Strategy Risk. Epoch may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the Fund’s strategies, Epoch attempts to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations typically are non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows Epoch to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable U.S. federal tax treatment afforded to dividends. The favorable individual tax rate applied to qualified dividend income currently is scheduled to expire for tax years beginning after December 31, 2012. Such a change in the favorable provisions of the U.S. federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Fund’s Common Shares.

Common Stock and Other Equity Securities Risk. The Fund invests primarily in common stocks, and to a lesser extent in preferred securities. Common stock, preferred securities and other equity securities represent equity ownership in a company. Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. The price of equity securities will fluctuate, and can decline and reduce the value of the Fund. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. Even if the Fund invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), the Fund can be negatively impacted by poor overall market and economic conditions. The Fund also may invest in securities that can be exercised for or converted into common stocks (such as convertible preferred securities). Because convertible securities can be converted into equity securities, their values normally will increase or decrease as the values of the underlying equity securities increase or decrease.

The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers.

Non-U.S. Investment Risk. As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Non-U.S. securities may be subject to foreign taxes. The value of non-U.S. securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of non-U.S. investment risk.

Medium and Smaller Company Risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

Liquidity Risk. The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Industry or Sector Risk. The Fund may invest a large percentage of its assets in a particular industry or sector of the economy or invest in a limited number of companies. If a large percentage of the Fund’s assets are closely tied to a single sector of the economy, the Fund will be far less diversified than the broad securities markets and it may cause the Fund to underperform other sectors. Accordingly, investing a large percentage of the Fund’s assets in a particular industry or sector may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund which invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Options Strategy Risks	Options Risk. There are various risks associated with the Options Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the NAV of the Fund.

The value of options written by the Fund, which are priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic attempts to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s portfolio. The Fund will not, however, hold equity securities that replicate the indices on which it writes call options. Due to tax considerations, the Fund limits the overlap between its equity securities holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis, and a substantial portion of the Fund’s holdings normally is comprised of equity securities not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in a loss to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gain received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolios securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gain to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also may result in realization of taxable capital gain, including short-term capital gain taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “—Over-the-counter Options Risk” and “—Listed Options Risk” below.

The exercise price of an index option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

Listed Options Risk. When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following:
(i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions are subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Over-the-counter Options Risk. As described above, the Fund may use unlisted (or “over-the-counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund are not issued, guaranteed or cleared by the Options Clearing Corporation (the “OCC”) or any other clearing agency. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.

Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Summary of Fund Expenses
The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of [DATE], and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table below. However, these expenses will be borne by Common Shareholders and may result in a reduction in the NAV of the Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.” The table and example are based on the Fund’s capital structure as of [DATE].

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price) (1)	—%
Offering expenses (as a percentage of offering price) (1)	—%
Dividend Reinvestment Plan fees (2)	None

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (3)	[ ]	%
Other expenses	[ ]	(4)
Total Annual Expenses	[ ]	%

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.

(2)	Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan.”

(3)	See “Management of the Fund—The Adviser.”

(4)	Estimated expenses based on the current fiscal year.
EXAMPLE
The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of [                    ]% of net assets attributable to Common Shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:

	1 Year		3 Year		5 Year		10 Year
Total Expenses	$	[ ]	$	[ ]	$	[ ]	$	[ ]
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.” In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan.” The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Financial Highlights
This table details the financial performance of the Common Shares, including total return information showing how much an investment in the Fund has increased or decreased each period.
[TO BE ADDED BY AMENDMENT]

Market and Net Asset Value Information
The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “HTY.” The Fund’s Common Shares commenced trading on the NYSE on September 26, 2007.
The Fund’s Common Shares have traded both at a premium and a discount to its net asset value (“NAV”). The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors—General Risks—Market Discount Risk.”
The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” for information as to the determination of the Fund’s NAV.

			NAV per Share on		Premium/(Discount) on
			Date of Market Price		Date of Market Price
	Market Price		High and Low		High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2010	$13.47	$11.80	$13.31	$12.57	1.20%	(6.13)%
April 30, 2010	$13.17	$12.23	$12.73	$12.14	3.46%	0.74%
July 31, 2010	$12.68	$10.70	$12.31	$11.01	3.01%	(2.82)%
October 31, 2010	$13.66	$12.05	$12.98	$12.20	5.24%	(1.23)%
January 31, 2011	$14.30	$12.35	$13.13	$12.50	8.91%	(1.20)%
April 30, 2011	$13.66	$12.39	$13.30	$11.92	2.71%	3.94%
July 31, 2011	$15.27	$12.68	$13.13	$12.53	16.30%	1.20%
October 31, 2011	$12.86	$11.41	$12.42	$11.29	3.54%	1.06%
January 31, 2012	$14.16	$12.21	$11.97	$12.06	18.30%	1.24%
April 30, 2012	$13.50	$12.12	$12.20	$11.75	10.66%	3.15%
The last reported sale price, NAV per share and percentage premium to NAV per share of the Common Shares as of April 30, 2012 were $12.85, $12.03 and 6.82%, respectively. As of April 30, 2012, the Fund had 9,484,599 Common Shares outstanding and net assets of the Fund were [          ].
In 2008 and again in 2009, after evaluating strategic options to enhance shareholder value and potentially decrease the discount between the market price and the NAV of the Common Shares, the trustees of the Fund (the “Trustees”) approved a share repurchase plan. Under each plan, the Fund was authorized to repurchase, in the open market, up to 10% of its outstanding Common Shares. In 2009, Common Shares were purchased under the plan, resulting in a minimal impact to the Fund’s NAV. As a result, as of December 31, 2010, the plan was not renewed.

The Fund
The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on April 23, 2007 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”). The Fund commenced operations in September 2007 following an initial public offering. On September 25, 2007, the Fund issued an aggregate of 8,750,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On November 14, 2007, the Fund issued an additional 600,000 Common Shares in connection with the exercise by the initial underwriters of an over-allotment option. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.
The following provides information about the Fund’s outstanding securities as of April 30, 2012.

		Amount Held by the
	Amount	Fund or for its	Amount
Title of Class	Authorized	Account	Outstanding
Common Shares	unlimited	0	9,484,599
Use of Proceeds
Subject to the remainder of this section, and unless otherwise specified in a Prospectus Supplement, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus in accordance with its investment objective and policies as described under “Investment Objective” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, the Fund anticipates that it will invest the proceeds in high-quality, short-term debt securities, cash and/or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.
Investment Objective
The Fund’s investment objective is to provide total return consisting of a high level of current income and gain and long term capital appreciation. In pursuing its investment objective, the Fund seeks to achieve favorable after-tax returns for its shareholders by seeking to minimize the U.S. federal income tax consequences on income and gain generated by the Fund. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.
Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of dividend-paying securities of issuers located throughout the world. The Fund seeks to produce superior, risk-adjusted returns by using a disciplined, proprietary investment approach that is focused on identifying companies with strong free cash flow and that use their free cash flow to seek to maximize “shareholder yield” through dividend payments, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess positive growth of free cash flow, high cash dividend yields, share buyback programs and net debt reductions, the Fund seeks to provide shareholders an attractive total return with less volatility than the global equity market as a whole. “Free cash flow” is the cash available for distribution to investors after all planned capital investment and taxes. The Adviser believes that free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The relative portions of the Fund’s portfolio invested in securities of U.S. and non-U.S. issuers are expected to vary over time. Under normal market conditions, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers. The Fund may invest up to 20% of its total assets in securities issued by companies located in emerging markets when Epoch, the Fund’s equity portfolio subadviser, believes such companies offer attractive opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry or group of related industries. Under normal conditions, the Fund invests in the securities of issuers located in at least three different countries, including the U.S. The actual number of countries represented in the Fund’s portfolio will vary over time and as of the end of the last fiscal year 14 countries were represented.
In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Fund, as part of its Options Strategy, writes (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices. The amount of the value of the Fund’s assets that is subject to index call options is expected to vary over time based upon U.S. and non-U.S. equity market conditions and other factors. The indices on which the Fund will write call options also are expected to vary over time based upon a number of factors, including the composition of the Fund’s securities portfolio, prevailing U.S. and non-U.S. equity market conditions and the amount of the value of the Fund’s assets that is subject to index call options.
On an overall basis, the Fund seeks to implement an investment strategy designed to minimize the U.S. federal income tax consequences on income and gain generated by the Fund. The Fund seeks to accomplish this primarily by (i) investing in dividend-paying securities that are eligible to pay dividends that qualify for U.S. federal income taxation at rates applicable to long-term capital gain (“tax-advantaged dividends”), and complying with the holding period and other requirements for such favorable tax treatment; (ii) selling broad-based index call options that qualify for favorable U.S. federal income tax treatment as “section 1256 contracts” under the Code on which capital gain and loss generally are treated as 60% long-term and 40% short-term, regardless of holding period; and (iii) offsetting any ordinary income and realized short-term capital gain against Fund expenses and realized short-term loss. In this regard, the Fund’s policy described above of investing at least 80% of its total assets in dividend-paying securities of issuers located throughout the world is subject to the requirement that Epoch believes at the time of investment that such securities are eligible to pay tax-advantaged dividends. This is a non-fundamental policy that may be changed by the Board without approval of the Common Shareholders following the provision of 60 days’ prior written notice to Common Shareholders.
Equity Strategy
The Fund invests in global equity securities across a broad range of market capitalizations. The Fund generally invests in companies with a market capitalization (i.e., total market value of a company’s shares) of $500 million or greater at the time of purchase. The Adviser has engaged Epoch to serve as a subadviser to the Fund. Epoch is responsible for the day-to-day management of the Fund’s portfolio investments. Although the Fund may invest in securities of companies with any capitalization, it may at any given time invest a significant portion of its total assets in companies of one particular market capitalization category when Epoch believes such companies offer attractive opportunities. Epoch seeks to produce superior, risk-adjusted returns by investing in businesses with outstanding risk/reward profiles and a focus on high “shareholder yield.” Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities with these qualities, Epoch believes Fund investors will have the opportunity to realize an attractive total return with less volatility than the global equity market as a whole.
Epoch seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index. The MSCI World Index is an unmanaged index that captures large- and mid-cap representation across 24 developed markets countries. With 1,613 constituents, the MSCI World Index covers approximately 84% of the free float-adjusted market capitalization in each country as of January 31, 2012. In selecting securities for the Fund, Epoch utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. Epoch looks for companies it believes have solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The equity securities that Epoch finds attractive generally have valuations lower than Epoch’s estimate of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In selecting securities for the Fund’s portfolio, Epoch focuses on dividend-paying common stocks and, to a lesser extent, preferred securities that produce an attractive level of tax-advantaged income. Epoch also considers an equity security’s potential for capital appreciation. Epoch generally uses a value approach in selecting the Fund’s equity investments. Epoch evaluates an equity security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Investment decisions are made primarily on the basis of fundamental research. Epoch relies upon information provided by, and the expertise of, Epoch’s research staff in making investment decisions. In selecting equity securities, Epoch considers (among other factors) a company’s cash flow capabilities, dividend prospects and the anticipated U.S. federal income tax treatment of a company’s dividends, the strength of the company’s business franchises and estimates of the company’s net value.
Epoch sells or reduces a position in a security when it sees the goals of its investment thesis failing to materialize, or when it believes those goals have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in share price. The reasons for a determination by Epoch that such goals are not being met include: the economic or competitive environment might be changing; company management’s execution could be disappointing; or in certain cases, management proves to be less than forthright or have an inappropriate assessment of the company’s state and the task at hand.
Tax-advantaged dividends. Under normal market conditions, the Fund invests primarily in a diversified portfolio of dividend-paying securities of issuers located throughout the world that Epoch believes at the time of investment are eligible to pay tax-advantaged dividends.
Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. For the Fund to receive tax-advantaged dividends, the Fund must, in addition to other requirements, hold the otherwise qualified security for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred securities, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date that is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For a Common Shareholder to be taxed at the long-term capital gain rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Consequently, short-term investors in the Fund will not realize the benefits of tax-advantaged dividends.
There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged. The provisions of the Code applicable to tax-advantaged dividends are currently effective through December 31, 2012, but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Thus, no assurance can be given that current law applicable to tax-advantaged dividends will continue after December 31, 2012. Although the Fund intends to invest at least 80% of its assets in equity securities that pay tax-advantaged dividends and to satisfy the holding period and other requirements, a portion of the Fund’s income distributions may be taxable as ordinary income (i.e., income other than tax-advantaged dividends).
Dividend capture strategy. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a security after having held the security long enough to satisfy the holding period requirements for tax-advantaged dividends, but shortly after the security’s ex-dividend date. The Fund then uses the sale proceeds to purchase one or more other securities that are expected to pay dividends before the next dividend payment date on the security being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single security. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income received by the Fund. For example, during the course of a single year, it may be possible through dividend capture trading for the Fund to receive five or more dividend payments on different securities which have been held for the requisite holding period to qualify as a tax-advantaged dividend, whereas it may only have received four payments in a hold strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and the potential for recognizing short-term capital gain or loss on the sale of security. Also, any net short-term capital gain recognized by the Fund and distributed to shareholders will be taxed to individual shareholders at ordinary U.S. federal income tax rates, whereas if the Fund held the security for more than one year, any gain recognized on the sale of the security and distributed to shareholders would be taxable to individual shareholders at U.S. federal long-term capital gain rates. Consequently, Epoch employs dividend capture trading as a strategy in an attempt to produce a positive net effect on the Fund’s total after-tax return. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio securities. The Fund’s ability to benefit from this strategy may be adversely affected by any loss carryforwards the Fund might have.
Options Strategy
The Fund writes index options on a substantial portion of the value of the Fund’s securities portfolio, although this amount is expected to vary over time based upon U.S. and non-U.S. equity market conditions and other factors. The Fund’s Options Strategy is used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. The Adviser has engaged Analytic to formulate and implement the Fund’s Options Strategy. Analytic primarily writes index call options that it believes generally will qualify for favorable tax-treatment as “section 1256 contracts” under the Code. The Fund also may write call options to a lesser extent, on narrow-based securities indices, exchange traded funds that represent certain indices, countries or sectors of the market, on futures contracts and on individual securities. Such written call options would not qualify for favorable tax treatment under the Code.
Analytic primarily writes index call options on broad-based equity indices that trade on a national securities exchange registered with the SEC or on a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission that qualify for treatment as “section 1256 contracts” for U.S. federal income tax purposes. For options that qualify as “section 1256 contracts,” the Fund’s gain and loss on those exchange-listed options generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the holding period for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Fund generally is required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes), resulting in potential tax gain or loss to the Fund notwithstanding that the option has not been exercised or terminated. Options that do not qualify as “section 1256 contracts” (including, for example, options on exchange traded funds, options on individual securities, options on narrow-based indices, and over-the-counter options) generally will give rise to short-term capital gain or loss that will be recognized upon exercise, lapse, or disposition; any such gain, when distributed to U.S. taxable shareholders, will be taxable at ordinary income rates.
Analytic actively manages the Fund’s options positions using quantitative and statistical analysis that focuses on relative value and risk/return in an attempt to manage costs and returns, while at the same time be relatively correlated to the underlying securities in the Fund. Analytic uses its proprietary option valuation model to seek to identify options it believes are overvalued and, therefore, offer relatively high premiums to the Fund. Analytic believes that volatility is an important component to option valuation and employs a proprietary volatility forecasting model to identify what Analytic believes to be overvalued call options.
Analytic’s valuation process begins with identifying characteristics for each option, such as strike price, time to expiration and risk-free rate. Analytic then uses a proprietary model to forecast volatility, which includes such factors as short-term volatility, long-run volatility, significant events, term structure, seasonality and option market implied volatilities. Analytic believes its proprietary model can be highly effective in forecasting volatility. Analytic uses this model as an input into its option valuation platform along with multiple other factors to calculate an expected annualized return for all cash/options, stock/option and index/option combinations. Combinations include covered calls and married puts. Puts may be purchased by the Fund if Analytic believes that they are attractively priced or reduce the Fund’s risk of holding securities. A married put is a purchased put designed to hedge or provide downside protection for a basket of equity securities. Analytic believes that, generally, options are overpriced if the implied volatility exceeds its forecasted volatility.

In an attempt to control risk, Analytic calculates in real time, using current market prices, option exposures across several dimensions for each option position and for the entire diversified portfolio. These exposures include delta (the change in the options price versus the change in the underlying asset) and gamma (the change in the delta versus the change in the underlying asset). Analytic also calculates the expected time decay for each option and for the portfolio (theta), and calculates the expected growth-exposures and Black-Scholes value for each position. An option’s time decay (theta) is a property of an option that generally causes the price of an option (in absence of any other factors or changes in the market place) to fall as the time to expiration shortens. Black-Scholes is a standard options pricing model. Analytic uses these statistics to estimate the combined stock option portfolio’s market exposure and risk.
The extent of the Fund’s use of written call options will vary over time based, in part, on the Adviser’s, Epoch’s and Analytic’s assessment of market conditions, pricing of options, related risks and other factors. In addition, the Fund’s exposure to call options written by it may at times substantially fluctuate. The ultimate decision as to the extent of the Fund’s use of the Options Strategy is made by the Adviser. At any time, the Adviser or Epoch may direct Analytic to modify, limit or temporarily suspend the Fund’s use of the Options Strategy. The Fund’s use of written index call options involves a tradeoff between the option premiums received and the reduced participation in potential future security price appreciation of its equity portfolio. Due to tax considerations, the Fund attempts to limit the overlap between its equity security holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. A portion of the Fund’s equity securities holdings normally consists of equity securities not included in the indices on which it writes call options.
As the seller of index call options, the Fund receives cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. Analytic also may cause the Fund to sell put options from time to time if Analytic considers the pricing of those options highly favorable and sale of such an option might beneficially alter the risk profile of the Fund’s option exposure.
The Fund primarily uses listed/exchange-traded options contracts but also may use unlisted (or “over-the-counter” or “OTC”) options. Listed options contracts typically are originated and standardized by securities exchanges and clearinghouses. OTC options are not originated and standardized by an exchange or clearinghouse or listed and traded on an options exchange, and the OTC options written by the Fund are not issued, guaranteed or cleared by any clearinghouse.
The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (which are imposed in opening, closing, exercise and assignment transactions), and may include margin and interest costs in connection with both exchange traded and over-the-counter transactions.
Options on broad-based indices differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase of securities, (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option, and (iii) broad-based index options are designed to reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security.
Analytic primarily sells call options on “broad-based” equity indices, such as the S&P 500, and other U.S. and non-U.S. broad-based equity indices that qualify for favorable tax treatment as “section 1256 contracts.” The Fund also may sell call options on narrower market indices or on indices of securities of companies in a particular industry or sector, including (but not limited to) utilities, energy, telecommunications and other technology, financial services, pharmaceuticals and consumer products. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. Such call options would not be eligible for favorable tax treatment. There can be no assurances that the Fund’s Options Strategy will be successful, and the Options Strategy may result in a loss.

The Fund generally writes (sell) index call options that are out-of-the-money or at-the-money at the time of sale. Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. The Fund also may from time to time sell in-the-money options when Analytic believes that in-the-money call options are appropriate (i.e., with an exercise price that is below the current cash value of the index), based on market conditions and other factors.
Analytic attempts to maintain for the Fund written call options positions on equity indices whose price movements, taken in the aggregate, closely correlate with the price movements of some or all of the equity securities held in the Fund’s equity portfolio. However, this strategy involves the risk that changes in value of the indices underlying the Fund’s written index call options positions will not correlate closely with changes in the market values of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in a loss to the Fund, which may more than offset any gain received by the Fund from the receipt of options premiums and may be significant. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gain to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also may result in realization of taxable capital gain, including short-term capital gain taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.
The Fund may be subject to the “straddle rules” under U.S. federal income tax law. Under the “straddle rules,” offsetting positions with respect to personal property generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. To avoid characterization as straddles, the Fund is required to limit the overlap between its stock holdings (and any subset thereof) and the indices on which it has outstanding option positions to less than 70% (generally based on value) on an ongoing basis. The Fund expects that the index call options it writes generally will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open call options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. See “U.S. Federal Income Tax Matters.”
There can be no assurance that the Fund’s Options Strategy will be successful, and the Options Strategy may result in a loss. See “Risk Factors.”
The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.
The index sponsors do not guarantee the accuracy and/or uninterrupted calculation of the indices or any data included therein. The index sponsors make no warranty, express or implied, as to results to be obtained by the Fund, the Common Shareholders or any other person or entity from the use of the indices in the Fund’s options writing program. In publishing the indices, the index sponsors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall an index sponsor have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

Other Investments
The foregoing policies relating to investments in equity securities and options writing are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. The Fund may use a variety of derivative instruments (including long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including put and call options, options on futures contracts, futures and forward contracts and swap agreements with respect to securities, indices and currencies. The Fund may invest in securities of other open- and closed-end investment companies, including exchange traded funds, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may lend its portfolio securities. The Fund may invest in debt securities, including below investment-grade debt securities. See “—Additional Investment Practices.” Normally, the Fund invests substantially all of its total assets to meet its investment objective. The Fund may invest the remainder of its assets in other equity securities and fixed-income securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. During such periods, the Fund may not be able to achieve its investment objective.
PORTFOLIO INVESTMENTS
Equity Strategy
Common stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.
Non-U.S. securities
Typically, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers. The Fund invests in non-U.S. securities, including direct investments in securities of non-U.S. issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of non-U.S. issuers. The Fund is not limited in the amount of assets it may invest in such non-U.S. securities. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in Epoch misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of non-U.S. securities is affected by changes in currency rates, non-U.S. tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad generally are higher than in the U.S., and non-U.S. securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S. As an alternative to holding non-U.S.-traded securities, the Fund may invest in dollar-denominated securities of non-U.S. companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying non-U.S. securities, and exchange traded funds (“ETFs”) as described below).
Because non-U.S. companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a non-U.S. company than about a domestic company. Volume and liquidity in most non-U.S. debt markets is less than in the U.S. and securities of some non-U.S. companies are less liquid and more volatile than securities of comparable U.S. companies. There generally is less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Non-U.S. securities markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may invest in the securities of non-U.S. issuers in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”), which are certificates evidencing ownership of shares of non-U.S. issuers and are alternatives to purchasing directly the underlying non-U.S. securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in non-U.S. securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Emerging markets
The Fund may invest in securities of issuers located in emerging markets. The risks of non-U.S. investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries generally are smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed non-U.S. markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed non-U.S. markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and enforcement of existing regulations may be limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in non-U.S. markets may be more expensive in emerging markets than in many developed non-U.S. markets, which could reduce the Fund’s income from such securities.

Options Strategy
Index options generally
The Fund pursues its objective in part through its Options Strategy by writing (selling) stock index call options with respect to a portion of its common stock portfolio value. The Fund generally sells index call options that are exchange-listed and “European style,” meaning that the options may be exercised only on the expiration date of the option. Index call options differ from options on individual securities in that index call options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
U.S. listed options contracts are originated and standardized by the OCC. Currently, U.S. listed index options are available on approximately 89 indexes, with new listings added periodically. In the U.S., the Fund generally sells index call options that are issued, guaranteed and cleared by the OCC. The Fund also may sell index call options in the U.S. and outside the U.S. that are not issued, guaranteed or cleared by the OCC, including OTC options. The Adviser and Analytic believe that there exists sufficient liquidity in the index options markets to fulfill the Fund’s requirements to implement its strategy.
To implement its options program most effectively, the Fund may sell index options that trade in OTC markets. Participants in these markets typically are not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in index option transactions in these markets, the Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities and the absence of a regulated market to facilitate a settlement may increase the potential for loss to the Fund.
Selling call options under the Options Strategy
The Fund’s Options Strategy is used to seek to enhance risk-adjusted returns, generate earnings from options premiums and to reduce overall portfolio volatility. This Options Strategy is of a hedging nature, and is not designed to speculate on equity market performance.
As the seller of call options, the Fund receives cash (the premium) from the purchasers thereof. The purchaser of an option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). The Fund generally writes (sell) index call options that are out-of-the-money or at-the-money at the time of sale. Out-of-the-money call options are call options with an exercise price that is above the current cash value of the index and at-the-money call options are call options with an exercise price that is equal to the current cash value of the index. The Fund may from time to time also sell in-the-money options when Analytic believes that in-the-money are appropriate (i.e., with an exercise price that is below the current cash value of the index), based on market conditions and other factors. The Fund also may sell call options that are more substantially out-of-the-money. Such options that are more substantially out-of-the-money provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly out-of-the-money. When it writes call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, a call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the call option.
Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices generally should be offset, at least in part, by appreciation in the value of common stocks held and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.
In certain extraordinary market circumstances, to limit the risk of loss on the Fund’s Options Strategy, the Fund may enter into “spread” transactions by purchasing call options with higher exercise prices than those of call options written. The Fund only engages in such transactions when Analytic believes that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances, the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund’s options activity.
In other extraordinary market circumstances, the Fund may purchase put options when Analytic believes that extra risk is present in the equity market. The premium for these puts may reduce amounts available for distribution, but may protect the Fund’s assets in the event of a decline in the equity markets.
The Fund sells only “covered” call options. A call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option written by the Fund is exercised, the Fund realizes on the expiration date a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes upon the closing purchase transaction a capital gain if the cost of repurchasing the option is less than the premium received from writing the option and a capital loss if the cost of repurchasing the option is more than the premium received.
For written index options that qualify as “section 1256 contracts,” the Fund’s gain and loss thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes) and to adjust the amount of gain or loss subsequently realized to reflect the marking to market. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss. Certain indices on which the Fund will sell call options may not qualify for treatment as “section 1256 contracts.”
The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an initially equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board.
The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but also may include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to option premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Fund’s Options Strategy will vary depending on market circumstances and other factors.
TEMPORARY DEFENSIVE STRATEGIES
There may be times when, in the Adviser’s judgment, conditions in the securities market would make pursuit of the Fund’s investment strategy inconsistent with achievement of the Fund’s investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends. It is impossible to predict when, or for how long, the Fund may use these alternative strategies.
ADDITIONAL PORTFOLIO INVESTMENTS
Preferred securities
The Fund may invest in preferred securities. Preferred securities, like common stock, represent an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred securities do not usually have voting rights. Preferred securities in some instances are convertible into common stock. Although they are equity securities, preferred securities have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred securities must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred securities, although Epoch would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred securities. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.
Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the security or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection during which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. For the Fund to receive tax-advantaged dividend income on preferred securities, the Fund must hold securities paying an otherwise tax-advantaged dividend for more than 90 days during the associated 180-day period. In addition, as is the case for Common Shares the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. Similar provisions apply to each Common Shareholder’s investment in the Fund as discussed herein.

Derivatives
Other than in connection with the Options Strategy, the Fund does not expect to, but reserves the flexibility to, use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase or sell derivative instruments that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Adviser’s or Epoch’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in a loss greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.
Put options
In certain extraordinary market circumstances, the Fund may purchase put options (including married puts as described herein) when Analytic believes that extra risk is present in the equity market. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security/index underlying the option at a specified exercise price at any time during the term of the option. The Fund would use put options as a general hedge against potential declines in equity markets. As the purchaser of index put options, the Fund seeks to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid. In buying index put options, the Fund, in effect, acquires protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receive from the option seller the difference between the cash value of the applicable index and the exercise price of the option. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.
Debt securities
The Fund may invest to a limited extent in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Fund may invest in debt securities of below investment grade quality, commonly known as “junk bonds,” which are considered to be predominantly speculative in nature because of the credit risk of the issuers. Income payments on debt securities received by the Fund will be fully taxable as ordinary income. To the extent the Fund invests in debt securities, such investments will not be eligible for favorable tax treatment. Prices of bonds tend to move inversely with changes in interest rates. Some bonds give the issuer the option to call (redeem) the bonds before their maturity date. If an issuer calls its bond during a time of declining interest rates, the Fund might not benefit from any increase in value as a result of declining interest rates. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall. The Fund’s investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate.
Exchange traded funds
The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or the NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Other investment companies
The Fund may invest in securities of open- or other closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risk Factors—Leverage Risk.”
Repurchase agreements
The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.
Illiquid securities
The Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities.
Other investments
The Fund may use a variety of other investment instruments in pursuing its investment programs. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
OTHER INVESTMENT POLICIES
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. The Fund’s ability to use any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Borrowing
The Fund has no current intention to borrow for investment purposes or to issue preferred shares. However, it may borrow from banks for extraordinary or emergency purposes. Further, the Fund is authorized and reserves the flexibility to utilize leverage through borrowing and/or the issuance of preferred shares, including the issuance of debt securities, to the extent permitted by the 1940 Act.
Portfolio turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lend to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations under index options contracts. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover that the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gain. The annual portfolio turnover rate of the Fund has ranged from 95% to 195%. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous U.S. federal tax rates. See “Investment Strategies” and “U.S. Federal Income Tax Matters.”
Lending of portfolio securities
The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury bills or other collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and also would receive a portion of the investment return on the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would have the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, under such circumstances, the Fund may not be able to recover securities loaned. At no time would the value of the securities loaned exceed 33% of the value of the Fund’s total assets. Compensation received by the Fund in connection with securities lending activities will not constitute tax-advantaged qualified dividend income.
Defensive positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.
Foreign currency transactions
The value of non-U.S. assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Fund may (but is not required to) engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser or Epoch deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.
Additionally, when the Adviser or Epoch believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser or Epoch determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts also may be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gain earned on any of the Fund’s foreign currency transactions generally will be treated as fully taxable income (i.e., income other than tax-advantaged dividends).
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There also is the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.
Risk Factors
Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The descriptions of are grouped by general risks, equity strategy risks, and options strategy risks. For further details about Fund risks, including additional risk factors that are not discussed in this Prospectus because they are not considered primary factors, see the Fund’s SAI.
General Risks
INVESTMENT AND MARKET RISK
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which generally are traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.
TAX RISK
To qualify for the special tax treatment available to regulated investment companies, the Fund must: (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short term capital gain). If the Fund failed to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders. All distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to the shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders; provided that in each case the shareholder meets the applicable holding period requirements. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions. See “U.S. Federal Income Tax Matters.”
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time due to the nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gain for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gain generally would be treated as a return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. The Fund’s income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service’s (“IRS”) interpretations of the Code and future changes in tax laws and regulations. For instance, Congress is considering numerous proposals to decrease the U.S. federal budget deficit, some of which include increasing U.S. federal income taxes or decreasing certain favorable tax treatments currently included in the Code. See “U.S. Federal Income Tax Matters.”
No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gain or what the tax rates on various types of income will be in future years. The long-term capital gain tax rate applicable to qualified dividend income is currently 15%, and it is scheduled to increase to 20% for tax years beginning after December 31, 2012. Further, the current favorable U.S. federal tax treatment of qualified dividend income is scheduled to expire for tax years beginning after December 31, 2012. As a result of this scheduled change and the scheduled expiration of earlier reductions in federal income tax rates, the maximum individual tax rate for such dividends will increase to 39.6% in 2013 unless Congress takes further action. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend-paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Common Shares. Holding periods may be affected by certain of the Fund’s transactions in options and other derivatives. See “U.S. Federal Income Tax Matters.”
DISTRIBUTION RISK
There can be no assurance that quarterly distributions paid by the Fund to shareholders will be maintained at current levels or increase over time. The quarterly distributions shareholders receive from the Fund are derived from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized gain on equity securities investments. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks likely will decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized gain on the Fund’s stock investments will be determined primarily by the direction and movement of the stock market and the equity securities held. The Fund’s cash available for distribution may vary widely over the short- and long-term. If, for any calendar year, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. The Fund’s dividend income will be substantially influenced by the activity level and success of its dividend capture trading program and Options Strategy, which may not work as intended.

PORTFOLIO TURNOVER RISK
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of Epoch, investment considerations warrant such action. The Fund’s Options Strategy may lead to higher levels of portfolio turnover to the extent that the Fund is required to sell portfolio securities to meet its obligations as the seller of index options contracts. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover the Fund experiences. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. In addition, the Fund’s dividend capture program also may increase the level of portfolio turnover the Fund experiences. Higher rates of portfolio turnover likely would result in higher brokerage commissions and may generate short-term capital gain taxable as ordinary income, which may have a negative impact on the Fund’s performance over time.
DEFENSIVE POSITIONS RISK
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.
INTEREST RATE RISK
The premiums from writing index call options and amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in common stock also may be influenced by changes in interest rates. Higher yielding equity securities and equity securities of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.
INFLATION RISK
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Common Shares and distributions thereon can decline.
LEVERAGE RISK
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through borrowings and/or the issuance of preferred shares, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of the NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to the Adviser is calculated on the basis of the Fund’s average daily gross assets, including proceeds from borrowings and/or the issuance of preferred shares, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

MARKET DISCOUNT RISK
The Fund’s Common Shares will be offered only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions. As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares. The Fund’s Common Shares have traded at both a premium and at a discount to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase, assuming a stable NAV.
SECONDARY MARKET FOR THE COMMON SHARES
The issuance of new Common Shares may have an adverse effect on the secondary market for the Common Shares. The increase in the amount of the Fund’s outstanding Common Shares resulting from the offering of new Common Shares may put downward pressure on the market price for the Common Shares of the Fund. Common Shares will not be issued at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions.
The Fund also issues Common Shares of the Fund through its dividend reinvestment plan. Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.
When the Common Shares are trading at a premium, the Fund also may issue Common Shares of the Fund that are sold through transactions effected on the NYSE. The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering also may put downward pressure on the market price for the Common Shares of the Fund.
The voting power of current Common Shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the proceeds of such offering are unable to be invested as intended, the Fund’s per Common Share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
MANAGEMENT RISK
The Fund is subject to management risk because it relies on Epoch’s and Analytic’s ability to pursue the Fund’s investment objective. The Subadvisers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The Subadvisers’ securities and options selections and other investment decisions might produce a loss or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of a Subadviser, then the Subadviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. Management risk is particularly significant to the Fund because it utilizes two interrelated strategies, managed by separate and unaffiliated subadvisers. In particular, the implementation of the Options Strategy requires communications and coordination between Epoch and Analytic (including with respect to achieving correlation between the performance of the Fund’s equity and options positions), which increases the risk that the Fund’s overall investment program may not be carried out as intended. The Adviser oversees and assists with the communication and coordination process between Epoch and Analytic.
MARKET DISRUPTION RISK
Instability in the Middle East, the wars in Afghanistan, Iraq and Libya, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the economy or the securities markets.
NATURAL DISASTERS AND ADVERSE WEATHER CONDITIONS
Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
RECENT EVENTS RISK
The debt and equity capital markets in the U.S. have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting U.S. federal government actions have led to a decline in general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for issuers of debt securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. A significant decline in the value of the Fund’s portfolio likely would result in a significant decline in the value of your investment in the Fund. Prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.
CHANGES IN U.S. LAW
Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadvisers and other securities or instruments in which the Fund may invest, may negatively affect the Fund’s returns to Common Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.
ANTI-TAKEOVER PROVISIONS
The Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws—Anti-takeover provisions.”
Equity Strategy Risks
ISSUER RISK
An issuer of a security purchased by the Fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.
DIVIDEND STRATEGY RISK
Epoch may not be able to anticipate the level of dividends that companies will pay in any given timeframe. In accordance with the Fund’s strategies, Epoch attempts to identify and exploit opportunities such as the announcement of major corporate actions that may lead to high current dividend income. These situations typically are non-recurring or infrequent, may be difficult to predict and may not result in an opportunity that allows Epoch to fulfill the Fund’s investment objective. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable U.S. federal tax treatment afforded to dividends. The favorable individual tax rate applied to qualified dividend income currently is scheduled to expire for tax years beginning after December 31, 2012. Such a change in the favorable provisions of the U.S. federal tax laws may limit the Fund’s ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies, which could adversely impact the value of the Fund’s Common Shares.
COMMON STOCK AND OTHER EQUITY SECURITIES RISK
The Fund invests primarily in common stocks, which represent an ownership interest in a company. The Fund also can invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may fluctuate and may be worth less than your initial investment. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.
NON-U.S. INVESTMENT RISK
Funds that invest in securities traded principally in securities markets outside the U.S. are subject to additional and more varied risks, as the value of non-U.S. securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There generally are higher commission rates on non-U.S. portfolio transactions, transfer taxes, higher custodial costs and the possibility that non-U.S. taxes will be charged on dividends and interest payable on non-U.S. securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a non-U.S. security. All funds that invest in non-U.S. securities are subject to these risks. Some of the non-U.S. risks also are applicable to funds that invest a material portion of their assets in securities of non-U.S. issuers traded in the U.S.
European Markets Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the recent restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates and are projected to experience similar, double-digit unemployment rates in 2012.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.
The Fund may be exposed to these risks through its direct investments in European securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Emerging Markets Risk. In addition, the Fund may invest up to 20% of its total assets in the securities of issuers based in countries with “emerging market” economies. Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of non-U.S. investment risk than funds investing primarily in more-developed non-U.S. markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, the risks of investing in developed non-U.S. countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized, smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in non-U.S. jurisdictions; and significantly smaller market capitalizations of emerging market issuers.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded, or currencies in which the Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the non-U.S. exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) also may involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase the Fund’s portfolio loss and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
MEDIUM AND SMALLER COMPANY RISK
Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They also may trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the Fund.
LARGE COMPANY RISK
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. The Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the Fund.
LIQUIDITY RISK
The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
INDUSTRY OR SECTOR RISK
The Fund may invest a large percentage of its assets in a particular industry or sector of the economy or invest in a limited number of companies. If a large percentage of the Fund’s assets are closely tied to a single sector of the economy, the Fund will be far less diversified than the broad securities markets and it may cause the Fund to underperform other sectors. For example, utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. In addition, telecommunication services are subject to government regulation of rates of return and services that may be offered and can be significantly affected by intense competition. Accordingly, investing a large percentage of the Fund’s assets in a particular industry or sector may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund which invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Options Strategy Risks
OPTIONS RISK
There are various risks associated with the Options Strategy. The purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the NAV of the Fund.
The value of options written by the Fund, which are priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.
There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, Analytic attempts to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s portfolio. The Fund will not, however, hold equity securities that replicate the indices on which it writes call options. Due to tax considerations, the Fund limits the overlap between its equity securities holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis, and a substantial portion of the Fund’s holdings normally are comprised of equity securities not included in the indices on which it writes call options. Accordingly, this strategy involves significant risk that the changes in value of the indices underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in a loss to the Fund (including at times when the market values of securities held by the Fund are declining), which may exceed any gain received by the Fund from options premiums and increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolios securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gain to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and also may result in realization of taxable capital gain, including short-term capital gain taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. See “—Listed Options Risk” and “—Over-the-counter Options Risk” below.
The exercise price of an index option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers, or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.
Listed Options Risk
When the Fund uses listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide to or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by an exchange or clearinghouse as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions is subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Analytic. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.
Over-the-counter Options Risk
As described above, the Fund may use unlisted (or “over-the-counter”) options, which differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid over-the-counter options purchased, as well as securities being used to cover certain written over-the-counter options. The over-the-counter options written by the Fund are not issued, guaranteed or cleared by the OCC or any other clearing agency. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve enhanced risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an over-the-counter option position.
Derivatives and Counterparty Risk
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose the Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The specific risks applicable to the derivatives in which the Fund may invest are described below:
•	Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

•	Exchange-traded options. Liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving exchange-traded options.

•	Over-the-counter options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving over-the-counter options.
Given the risks described above, an investment in Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Management of the Fund
TRUSTEES
The overall management of the Fund, including supervision of the duties performed by the Adviser, Epoch and Analytic, is the responsibility of the Board, under the laws of The Commonwealth of Massachusetts and the 1940 Act. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser and Subadvisers. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Those Responsible for Management” in the SAI.
A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreements (each, as defined below) is available in the Fund’s October 31, 2011 annual shareholder report.
THE ADVISER
The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Adviser has been managing closed-end funds since 1971. As of December 31, 2011, the Adviser had total assets under management of approximately $20.3 billion.
Established in 1887, Manulife Financial is a Canada-based financial services group with principal operations in Asia, Canada and the U.S. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$500 billion (US$491 billion) as of December 31, 2011. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the U.S.
Advisory Agreement. The Fund entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Adviser. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily gross assets.
Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates the Subadvisers to manage the investments and determine the composition of the assets of the Fund. The Adviser does not itself manage any of the Fund’s portfolio assets but has ultimate responsibility to oversee the Subadvisers and recommend their hiring, termination and replacement. In this connection, the Adviser monitors the Subadvisers’ management of the Fund’s investment operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadvisers and reports periodically on such performance to the Board.

Service Agreement. The Fund entered into a management-related service contract dated July 1, 2009 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature. JHA is reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.
Consulting Agreement. The Adviser entered into a consulting agreement dated September 21, 2007 (“Consulting Agreement”) with its affiliate John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited) (“JHAM(NA)”). JHAM(NA) is located at 200 Bloor Street East, Toronto, ON, Canada, M4W1EW. JHAM(NA) is a wholly-owned subsidiary of Manulife Financial, a publicly traded company based in Toronto, Canada. JHAM(NA) has been an investment adviser since 1979 and manages registered investment companies. As of December 31, 2011, JHAM(NA) had approximately $95.9 billion in assets under management.
Under the Consulting Agreement and as the Adviser may request from time to time, JHAM(NA) consults with the Adviser on matters relating to the application of U.S. federal income tax laws and regulations to the operations of the Fund and assists the Adviser with compliance monitoring and the implementation and use of compliance systems and in addressing and legal and regulatory matters related to the Fund. JHAM(NA) does not have any day-to-day portfolio management responsibilities or regularly provide investment advice to the Adviser regarding the Fund and its portfolio. In return for its consulting and other services, the Adviser (and not the Fund) pays JHAM(NA) a fee.
THE SUBADVISERS
Epoch
The Adviser entered into an investment subadvisory contract dated August 16, 2007 with Epoch (the “Epoch Agreement”). Epoch is responsible for the day-to-day management of the Fund’s portfolio investments. Epoch, founded in 2004, is a wholly-owned subsidiary of Epoch Holding Corporation, a publicly traded company. As of December 31, 2011, Epoch managed on a worldwide basis more than $19.2 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. Epoch is located at 640 Fifth Avenue, 18th Floor, New York, New York 10019.
Under the terms of the Epoch Agreement, Epoch is responsible for implementing the Fund’s investment equity strategy on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Epoch under the Epoch Agreement, the Adviser (and not the Fund) pays Epoch a fee.
Analytic
The Adviser entered into an investment subadvisory contract dated August 16, 2007 with Analytic (the “Analytic Agreement” and, together with the Epoch Agreement, the “Subadvisory Agreements”). Analytic is responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $5.9 billion of assets under management as of December 31, 2011. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. Analytic is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.
Under the terms of the Analytic Agreement, Analytic provides advice and assistance with the development, implementation and execution of the Fund’s options strategy, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Analytic under the Analytic Agreement, the Adviser (and not the Fund) pays Analytic a fee.

PORTFOLIO MANAGERS
Below are lists of the Fund’s investment management team at each Subadviser, listed in alphabetical order, which include a brief summary of their business careers during the past five years. The Epoch portfolio managers share joint responsibility for the day-to-day investment management of the Fund and the Analytic portfolio managers share joint responsibility for the implementation and execution of the Fund’s options strategy. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the Fund, see the SAI.
Epoch
William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager, Epoch Investment Partners, Inc. since 2004
Began business career in 1965
Joined Fund team in 2007
Eric Sappenfield
Managing director, portfolio manager and senior analyst, Epoch Investment Partners, Inc. since 2006
Began business career in 1985
Joined Fund team in 2007
Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management, Epoch Investment Partners, Inc. since 2005
Began business career in 1986
Joined Fund team in 2007
Analytic
Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Began business career in 1986
Joined Fund team in 2007
Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Began business career in 1990
Joined Fund team in 2007
CUSTODIAN AND TRANSFER AGENT
The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey, 07310-1900, is the transfer agent and dividend disbursing agent of the Fund.

Determination of Net Asset Value
The NAV of the Common Shares is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated.
The NAV is computed by dividing the total assets, minus liabilities by the number of Fund shares outstanding.
Distribution Policy
The Fund makes regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” consists of the Fund’s (i) investment company taxable income, which includes among other things, dividend and ordinary income after payment of Fund expenses, the excess of net short-term capital gain (for example, a portion of the premiums earned in connection with the Fund’s Options Strategy) over net long-term capital loss, and income from certain hedging and interest rate transactions, (ii) qualified dividend income and (iii) long-term capital gain (gain from the sale of capital assets held longer than one year). The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.
Expenses of the Fund are accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund may make a special distribution at or near year-end of such excess amount as may be required. If it does, over time, all of the Fund’s investment company taxable income will be distributed.
If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gain, the excess generally will be treated as a return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. In each fiscal year the Fund has paid distributions, the Fund’s total distributions exceeded the Fund’s net investment taxable income and net capital gain, and such excess was treated as a return of capital to each Common Shareholder. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component.
Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund’s full year performance and its actual net investment company taxable income and net capital gain for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.
At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gain as a substitute for equivalent cash distributions.
The tax treatment and characterization of the Fund’s distributions may vary substantially from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for U.S. federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund’s earnings but, represents a return of part of the Common Shareholder’s investment. If the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, such excess will be treated first as a return of capital to the extent of the shareholder’s tax basis in Common Shares (thus reducing a shareholder’s adjusted tax basis in his or her Common Shares), and thereafter as capital gain assuming Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.
During periods in which the Options Strategy does not generate sufficient option premiums or results in net loss, a substantial portion of the Fund’s distributions may be comprised of capital gain from the sale of equity securities held in the Fund’s portfolio, which would involve transaction costs borne by the Fund and also may result in realization of taxable short-term capital gain taxed at ordinary income tax rates. To the extent capital gain from the sale of equity securities does not arise, a substantial portion of the Fund’s distributions may be return of capital.
The 1940 Act currently limits the number of times the Fund may distribute long-term capital gain in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more heavily of long-term capital gain eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Fund. The managed distribution plan would be implemented pursuant to an exemptive order already granted by the SEC, which provides an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include long-term capital gain as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Fund implements a managed distribution plan, it would do so without a vote of the Common Shareholders.
The distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.
Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”
Dividend Reinvestment Plan
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gain are automatically reinvested in Common Shares by Computershare Trust Company, N.A. (the “Plan Agent”). Every shareholder holding at least one full share of the Fund is automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.
If the Fund declares a dividend or distribution payable either in cash or in Common Shares and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s NAV per share, the Fund will issue Common Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Common Shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market.

If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer Common Shares being acquired than if the Fund had issued new Common Shares.
There are no brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gain distributions does not relieve participants of any income tax that may be payable on such dividends or distributions even though cash is not received by the participant.
Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders also can sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com and clicking “EquityAccess & More.” If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.
All correspondence or additional information about the Plan should be directed to Computershare Trust Company, N.A., (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-201-680-6610 (For the Hearing Impaired (TDD)).

Closed-End Fund Structure
Closed-end funds differ from traditional, open-end management investment companies (which generally are referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. Mutual funds do not trade on securities exchanges and issue securities redeemable at the option of the shareholder. The continuous outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. Closed-end funds generally are able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities. The Fund’s Common Shares are designed primarily for long-term investors; you should not purchase Common Shares if you intend to sell them shortly after purchase.
Common shares of closed-end funds frequently trade at prices lower than their NAV. Since inception, the market price of the Common Shares has fluctuated and at times has traded below the Fund’s NAV and at times has traded above the Fund’s NAV. The Fund cannot predict whether in the future the Common Shares will trade at, above or below NAV. In addition to NAV, the market price of the Fund’s Common Shares may be affected by such factors as the Fund’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.
In recognition of the possibility that Common Shares may trade at a discount from their NAV, and that any such discount may not be in the best interest of Common Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in Common Shares trading at a price equal to or close to NAV per Common Share. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.
U.S. Federal Income Tax Matters
The following discussion of U.S. federal income tax matters is based on the advice of [                        ]. The Fund has elected to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its total assets and to distribute substantially all of its net income and net short-term capital gain (after reduction by net long-term capital loss and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.
At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain also will be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in Common Shares. Distributions of the Fund’s net realized short-term capital gain will be taxable as ordinary income.
If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a return of capital to each Common Shareholder (up to the amount of the

Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming Common Shares are held as a capital asset). In each fiscal year the Fund has paid distributions, the Fund’s total distributions exceeded the Fund’s net investment taxable income and net capital gain, and such excess was treated as a return of capital to each Common Shareholder. The amount treated as a return of capital reduces the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the current maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares may be eligible for the dividends received deduction (“DRD”) with respect to a portion of the distributions it receives from the Fund, provided the Fund designates the eligible portion and the corporate shareholder satisfies certain holding period requirements. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.
To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
As a RIC, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.
If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the DRD in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain loss or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.
For the Fund’s index call options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. For an index option to qualify as a “section 1256 contract” it must be traded on a qualified board or exchange. Only a limited number of non-U.S. exchanges and boards of trade have been determined by the IRS to be qualified boards or exchanges for these purposes.
The Fund’s index call options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain or loss.
The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable Treasury Regulations. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position generally must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.
The Code allows a taxpayer to elect to offset gain and loss from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gain and loss from all positions in the account. At the end of a taxable year, the annual net gain or loss from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.
The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gain on short sales generally are short-term capital gain. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
Currently, certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gain (currently 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The special tax treatment accorded qualified dividend income is scheduled to expire for tax years beginning after December 31, 2012.
Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the U.S. (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the U.S. that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has currently identified tax treaties between the U.S. and 57 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the U.S. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered “readily tradable” if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies (as defined by the Code) will not be “qualified foreign corporations.”
In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gain rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold securities paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred securities). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gain on option positions treated as short-term and other short-term capital gain, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply to taxable years beginning before January 1, 2013. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment as qualified dividend income. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the IRS’s interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken.
The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
Selling Common Shareholders generally will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gain recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less (in 2012, 35%), or (ii) 15% for gain recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (currently 0% for individuals in the 10% or 15% tax brackets). The maximum individual tax rate for long-term capital gain is scheduled to increase to 20% for taxable years beginning after December 31, 2012.
Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.
An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.
Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” U.S. federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2012, 28%, but scheduled to increase to 31% in 2013). Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
An investor also should be aware that the benefits of the reduced tax rate applicable to long-term capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund’s investments in non-U.S. securities may be subject to foreign withholding taxes on dividends, interest, or capital gain, which will decrease the Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the U.S. and certain foreign jurisdictions.
Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.
Plan of Distribution
The Fund may sell the Common Shares being offered under this Prospectus in any one or more of the following ways: (i) directly to purchasers; (ii) through agents; (iii) to or through underwriters; or (iv) through dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the offer or sale of Common Shares, and will set forth any applicable offering price, sales load, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among its underwriters, or the basis upon which such amount may be calculated, net proceeds and use of proceeds, and the terms of any sale.
The Fund may distribute Common Shares from time to time in one or more transactions at: (i) a fixed price or prices, which may be changed; (ii) market prices prevailing at the time of sale; (iii) prices related to prevailing market prices; or (iv) negotiated prices; provided, however, that in each case the offering price per Common Share (less any underwriting commission or discount) must equal or exceed the NAV per Common Share.
The Fund from time to time may offer its Common Shares through or to certain broker-dealers, including UBS Securities LLC, that have entered into selected dealer agreements relating to at-the-market offerings.
The Fund may directly solicit offers to purchase Common Shares, or the Fund may designate agents to solicit such offers. The Fund will, in a Prospectus Supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), and describe any commissions the Fund must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable Prospectus Supplement or other offering materials, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for the Fund in the ordinary course of business.
If any underwriters or agents are used in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will enter into an underwriting agreement or other agreement with them at the time of sale to them, and the Fund will set forth in the Prospectus Supplement relating to such offering their names and the terms of the Fund’s agreement with them.
If a dealer is utilized in the sale of Common Shares in respect of which this Prospectus is delivered, the Fund will sell such Common Shares to the dealer, as principal. The dealer may then resell such Common Shares to the public at varying prices to be determined by such dealer at the time of resale.
The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4) under the Securities Act. An at-the-market offering may be through an underwriter or underwriters acting as principal or agent for the Fund.

Agents, underwriters and dealers may be entitled under agreements which they may enter into with the Fund to indemnification by the Fund against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for the Fund in the ordinary course of business.
In order to facilitate the offering of Common Shares, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of Common Shares or any other Common Shares the prices of which may be used to determine payments on the Common Shares. Specifically, any underwriters may over-allot in connection with the offering, creating a short position for their own accounts. In addition, to cover over-allotments or to stabilize the price of Common Shares or of any such other Common Shares, the underwriters may bid for, and purchase, Common Shares or any such other Common Shares in the open market. Finally, in any offering of Common Shares through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in the offering if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of Common Shares above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.
The Fund may enter into derivative transactions with third parties, or sell Common Shares not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell Common Shares covered by this Prospectus and the applicable Prospectus Supplement or other offering materials, including in short sale transactions. If so, the third parties may use Common Shares pledged by the Fund or borrowed from the Fund or others to settle those sales or to close out any related open borrowings of securities, and may use Common Shares received from the Fund in settlement of those derivatives to close out any related open borrowings of securities. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement or other offering materials (or a post-effective amendment).
The Fund or one of the Fund’s affiliates may loan or pledge Common Shares to a financial institution or other third party that in turn may sell Common Shares using this Prospectus. Such financial institution or third party may transfer its short position to investors in Common Shares or in connection with a simultaneous offering of other Common Shares offered by this Prospectus or otherwise.
The maximum amount of compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not exceed 8% of the initial gross proceeds from the sale of any security being sold with respect to each particular offering of Common Shares made under a single Prospectus Supplement.
Any underwriter, agent or dealer utilized in the initial offering of Common Shares will not confirm sales to accounts over which it exercises discretionary authority without the prior specific written approval of its customer.
Description of Capital Structure
The Fund is a business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust dated and filed with the Secretary of The Commonwealth on April 23, 2007, as may be amended from time to time. The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund holds annual meetings of Common Shareholders in compliance with the requirements of the NYSE.
COMMON SHARES
The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole

Common Share is entitled to one vote and each fractional Common Share is entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund’s by-laws (the “By-laws”), indemnifies shareholders against any such liability. Although shareholders of a business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote. The Fund will not issue Common Share certificates.
The Fund has no current intention to borrow money or to issue preferred shares. However, if at some future time there are any borrowings or preferred shares outstanding, subject to certain exceptions, the Fund might not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements under a credit facility as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a “Rating Agency”). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a RIC for U.S. federal income tax purposes. If the Fund were in the future to borrow money or issue preferred shares, it would intend, however, to the extent possible, to reduce borrowings or purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a RIC. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.
The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares. Common Shares have no preemptive rights.
CREDIT FACILITY
The Fund has no current intention to utilize leverage through borrowing. However, in the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility in an amount not to exceed the limits permitted under the 1940 Act. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.
In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.
REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES
Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the interest of the Common Shareholders to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund’s Common Shares trading at a price which is equal to or approximates their NAV.
In recognition of the possibility that Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Fund’s shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. In the event that the Fund conducts an offering of new Common Shares and such offering constitutes a “distribution” under Regulation M, the Fund and certain of its affiliates may be subject to an applicable restricted period that could limit the timing of any repurchases by the Fund.
PREFERRED SHARES
The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (“Preferred Shares”), having no par value per share or such other amount as the Board may establish, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The Board has no current intention to issue Preferred Shares.
Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares also may enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s Preferred Shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the Preferred Shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.
Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the Rating Agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the Preferred Shares is in arrears.
If the Fund were to issue Preferred Shares, it is expected that the Fund would seek a credit rating for the Preferred Shares from a Rating Agency. In that case, as long as Preferred Shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such Preferred Shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the Preferred Shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the Preferred Shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its total assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to the Preferred Shares by such Rating Agency will be more or less restrictive than as described in this Prospectus.
Certain Provisions in the Declaration of Trust and By-Laws
Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board. The By-laws further provide for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.
The Declaration of Trust provides that the Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability of the shareholders, Trustees, officers, employees and agents of the Fund or permit assessments upon shareholders.
The Declaration of Trust and By-laws provide that the Trustees have the power, to the exclusion of shareholders, to make, alter or repeal any of the By-laws, except for any By-law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-laws or applicable law. This provision of the Declaration of Trust cannot be amended or repealed except by the vote of such required number of shares.
ANTI-TAKEOVER PROVISIONS
The Declaration of Trust and By-laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered the following anti-takeover provisions and concluded that they are in the best interests of the Fund. The following is only a summary and is qualified in its entirety by reference to the Declaration of Trust and By-laws on file with the SEC.
The number of Trustees is currently nine, but by action of a majority of the Trustees, the Board may from time to time be increased or decreased. The Board is divided into three classes of Trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. This provision could delay for up to two years the replacement of a majority of the Board. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board.
Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting separately, except as described below and in the Declaration of Trust, to authorize: (i) a conversion of the Fund from a closed-end to an open-end investment company; (ii) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iii) a sale, lease or exchange of all or substantially all of the Fund’s assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); or (iv) a removal of a Trustee for cause by shareholders. With respect to (i) through (iii), if such transaction is recommended by the Trustees, then the affirmative vote of the majority of the outstanding voting securities is required; provided that when only a particular class is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote of the particular class will be required. However, with respect to (iv) above, if there are Preferred Shares outstanding, all shares vote as a single class. In addition, the Declaration of Trust requires holders of at least 75% of the outstanding shares of each class of the Fund approve certain transactions with Principal Shareholders (as defined in the Declaration of Trust), unless the Board approves a memorandum of understanding with such Principal Shareholders, in which case normal voting requirements would be in effect. Such affirmative vote or consent is in addition to the vote or consent of the holders of the Fund’s shares otherwise required by law or any agreement between the Fund and any national securities exchange.
Additionally, the Fund’s By-laws contain certain provisions that may tend to make a change of control of the Fund more difficult. For example, the By-laws (i) require a shareholder to give written advance notice and other information to the Fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders meetings; (ii) require any notice by a shareholder be accompanied by certain information as provided in the By-laws; (iii) reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the By-laws or to make new By-laws, unless otherwise provided in the By-laws; and (iv) provide that Trustees and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Trustees and officers.
POTENTIAL CONVERSION TO OPEN-END FUND
The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund’s outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.
Reports to Shareholders
The Fund sends to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.
Independent Registered Public Accounting Firm
[FIRM], Boston, Massachusetts, is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements.
Additional Information
This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-142307). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.
Table of Contents of the Statement of Additional
Information

Page
Organization of the Fund	[ ]
Additional Investment Policies and Risks	[ ]
Investment Restrictions	[ ]
Portfolio Turnover	[ ]
Those Responsible for Management	[ ]
Shareholders of the Fund	[ ]
Investment Advisory and Other Services	[ ]
Determination of Net Asset Value	[ ]
Brokerage Allocation	[ ]
Additional Information Concerning Taxes	[ ]
Other Information	[ ]
Custodian and Transfer Agent	[ ]
Independent Registered Public Accounting Firm	[ ]
Reports to Shareholders	[ ]
Legal and Regulatory Matters	[ ]
Codes of Ethics	[ ]
Additional Information	[ ]
Appendix A: Proxy voting policies and procedures	A-1

The Fund’s Privacy Policy
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). The Fund may share information with unaffiliated third parties that perform various required services, such as transfer agents, custodians and broker/dealers.
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

[                                        ] Shares
John Hancock Tax-Advantaged Global Shareholder Yield Fund
Common Shares
PROSPECTUS
[                                 ], 2012
Until [DATE+25], 2012 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus and the applicable prospectus supplement. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus and the applicable prospectus supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. This Statement of Additional Information is not a prospectus.
SUBJECT TO COMPLETION, DATED MAY 9, 2012
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
Statement of Additional Information
[SAI DATE]
601 Congress Street
Boston, Massachusetts 02210
1-800-225-6020
This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) dated [PROSPECTUS DATE] (the “Prospectus”) and any related supplement thereto (“Prospectus Supplements”), which are incorporated herein by reference. This SAI should be read in conjunction with such Prospectus and any related Prospectus Supplements, copies of which may be obtained without charge by contacting your financial intermediary or calling the Fund at 1-800-225-6020.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus and any related Prospectus Supplements.
Organization of the Fund
The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on April 23, 2007 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”).
John Hancock Advisers, LLC (the “Adviser” or “JHA”) is the Fund’s investment adviser and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the subadvisers. The Adviser has been managing closed-end funds since 1971.
Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.
Established in 1887, Manulife Financial is a Canada-based financial services group with principal operations in Asia, Canada and the United States. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers.
The Fund’s subadvisers are Epoch Investment Partners, Inc. (“Epoch”) and Analytic Investors, LLC (“Analytic” and, together with Epoch, the “Subadvisers”). Epoch is responsible for the day-to-day management of the Fund’s portfolio investments. Epoch, founded in 2004, is a private company and a wholly-owned subsidiary of Epoch Holding Corporation, a publicly traded company. Analytic is responsible for formulating and implementing the Fund’s Options Strategy. Analytic, founded in 1970, is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London.
Additional Investment Policies and Risks
The Fund’s primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Subadvisers may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund’s investment objective.
Equity Investments
As described in the Prospectus, the Fund invests primarily in common stocks.
Preferred Securities
The Fund may invest in preferred securities of both U.S. and non-U.S. issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred securities, to invest only in preferred securities of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by Epoch, a subadviser to the Fund. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred securities involve credit risk, which is the

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risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred securities involves certain other risks as more fully described in the Prospectus.
Derivatives
The Fund may use a variety of derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts and entering into forward contracts and swap agreements with respect to securities, indices and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.
The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may enter derivative instruments or transactions that combine features of these instruments. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. The ability to use derivatives successfully depends, in part, on the Adviser’s or Epoch’s ability to predict market movements correctly, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than the values the Fund has placed on them, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives may not otherwise be available to the Fund for investment purposes.
Short Sales
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, Epoch is under no obligation to utilize short sales at all.
Securities Lending
As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans are made only to organizations whose credit quality or claims paying ability is considered by the Adviser or Epoch to be at least investment grade. All securities loans are collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI. Compensation received by the Fund in connection with securities lending activities will not constitute tax-advantaged qualified dividend income.
Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such

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securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.
The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.
Cash Equivalents
The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.
Exchange-Traded Funds
The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, NASDAQ-100 Index Tracking Stock (also referred to as “NASDAQ-100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and NASDAQ-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.
Investments in ETFs generally are subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.
Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.
Pooled Investment Vehicles
The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. Please refer to “Cash Equivalents” for additional information about investment in other investment companies. The 10% limitation does not apply to the Fund’s investment in money market funds and certain other pooled investment vehicles. If the Fund invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Fund’s management fee.

4

Temporary Investments
There may be times when, in the Adviser’s judgment, conditions in the securities market would make pursuit of the Fund’s investment strategy inconsistent with achievement of the Fund’s investment objectives. At such times, the Adviser may employ alternative strategies primarily to seek to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary defensive strategies, depending on the circumstances, the Fund may invest part or all of its total assets in fixed-income securities with remaining maturities of less than one year, cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Investment Restrictions
The investment policies and strategies of the Fund described in this SAI and the Prospectus, except for the investment objective of the Fund and the nine investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval.
Fundamental Investment Restrictions
As referred to above, the following nine investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300% at the time of borrowing;

(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines “senior security” as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

5

(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
In regard to restriction (1), the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings.
In regard to restriction (5)(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.
For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity also are not considered to represent industries.
Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Subadviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.
Non-fundamental Investment Restrictions
The Fund has adopted the following non-fundamental investment policy, which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.
Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.
Portfolio Turnover
The Fund’s annual rate of portfolio turnover may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less.) The portfolio turnover rate for the Fund for the fiscal years ended October 31, 2011 and October 31, 2010 were 95% and 96%, respectively.

6

Those Responsible for Management
The business of the Fund is managed by the Board, including certain trustees of the Fund (“Trustees”) who are not “interested persons” (as defined by the 1940 Act) of the Fund (the “Independent Trustees”). The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Fund also are officers or directors of the Adviser. Each Trustee serves in a similar capacity for other John Hancock funds.
The Board is divided into three staggered term classes, with the term of one class expiring each year, and no term continuing for longer than three years after the applicable election. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for a period of up to two years. The Board consists of nine members. The three staggered term classes include one class composed of two Trustees, one class composed of three Trustees and one class composed of four Trustees.
Interested Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee
Hugh McHaffie(1) (1959)	Trustee (since 2010) (term expires 2013)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds(2) (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010).	48

John G. Vrysen(1) (1955)	Trustee (since 2009) (term expires 2015)	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds(2) (until 2009); Trustee, John Hancock retail funds (since 2009).	48

7

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee
William H. Cunningham (1944)	Trustee (since 2007) (term expires 2014)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006); Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following: Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until 2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank—Austin) (until 2009).	48

Deborah C. Jackson (1952)	Trustee (since 2008) (term expires 2013)	President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-May 2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002—2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).	48

Stanley Martin (1947)	Trustee (since 2008) (term expires 2015)	Director, The St. Joe Company (real estate development) (since May 2012); Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004—2006); Executive Vice President/Consultant, HSBC Bank USA (2000—2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998—2000); Partner, KPMG LLP (1971—1998).	48

Patti McGill Peterson (1943)	Trustee (since 2007) (term expires 2013)	Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairman of the Board of the Fund (2009-2010); Principal, PMP Globalinc (consulting) (2007-2011); Senior Associate, Institute for Higher Education Policy (2007-2011); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following:	48
		Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).

John A. Moore(3) (1939)	Trustee (since 2007) Vice Chairman (since 2012) (term expires 2015)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (1989—2001); Senior Scientist, Sciences International (health research) (2000—2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency (1983—1989); Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	48

8

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Fund	Directorships During the Past 5 Years	Trustee
Steven R. Pruchansky (1944)	Trustee (since 2007) Chairman (since 2011) (term expires 2013)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	48

Gregory A. Russo (1949)	Trustee (since 2008) (term expires 2014)	Member, Audit Committee and Finance Committee of NCH Healthcare System, Inc. (since 2011); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002—2006); Vice Chairman, Industrial Markets, KPMG (1998—2002).	48

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	“John Hancock retail funds” is comprised of ten closed-end funds (including the Fund), as well as the series of John Hancock Funds III and 12 other investment companies.

(3)	Dr. Moore’s term of office will end when he retires as a Trustee on December 31, 2012.
Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board c/o the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.
Principal Officers who are not Trustees

Name,	Position(s) with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2007	Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director, John Hancock Asset Management a division of Manulife Asset Management (US), LLC (since 2005); Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing Committee (since 2003).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2007	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); and Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2007	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC(2005—2008).

9

Principal Officers who are not Trustees

Name,	Position(s) with	Officer
(Birth Year)	the Fund	since	Principal Occupation(s) During Past 5 Years
Andrew G. Arnott (1971)	Senior Vice President and Chief Operating Officer	2009	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since 2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President, John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development, John Hancock Funds, LLC (until 2009).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005—2007); Vice President, Goldman Sachs (2005—2007).

Salvatore Schiavone (1965)	Treasurer	2009	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009); Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since 2010) and (2007-2009); Assistant Treasurer, John Hancock retail funds (2007-2009); Assistant Treasurer, Fidelity Group of Funds (2005—2007); Vice President, Fidelity Management Research Company (2005—2007).
All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers also may be officers and/or directors and/or trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser serves as investment adviser.
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the U.S. federal securities laws.
Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “—Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, this Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by this Committee in its decision-making process with respect to candidates for the position of Independent Trustee. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee

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has experience as a Trustee of the Fund, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham has expertise in corporate governance as a Professor of business ethics. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.
Stanley Martin — As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.
Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Patti McGill Peterson — Ms. McGill Peterson has planning and management advisory experience as principal of a consulting firm. She also has management and operational oversight experience as a former college and university president. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank and an insurance company, and nonprofit entities.
John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization. Dr. Moore, an Independent Trustee, serves as the Board’s Vice Chairman.
Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board’s Chairman.
Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.
John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees
The Fund is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Fund, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “—Principal Occupation(s) and

11

Other Directorships” and “—Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Fund. The Board met six times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Fund’s management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the complex and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Mr. McHaffie and Mr. Vrysen, each of whom is a senior executive of the Adviser, Manulife Financial (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the Fund. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.
Board Committees
The Board has five standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; and the Contracts/Operations Committee.
The current membership of each committee is set forth below. As Chairman of the Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. As Chairman for the two-year period ended December 31, 2010, Ms. McGill Peterson was an ex officio member of each committee.

Nominating,
		Governance and	Investment	Contracts/
Audit	Compliance	Administration	Performance A	Operations
Mr. Martin	Mr. Cunningham	All Independent	Ms. Jackson	All Independent
Ms. McGill Peterson	Ms. Jackson	Trustees	Ms. McGill Peterson	Trustees
Dr. Moore	Mr. Russo		Mr. Russo
Mr. Vrysen
Audit Committee. Each member of this Committee is a financially literate Independent Trustee and at least one member has accounting or related financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.

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Mr. Martin serves as Chairman of this Committee. The Audit Committee held eight meetings during the last fiscal year.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Fund’s Chief Compliance Officer; the implementation and enforcement of the Fund’s compliance policies and procedures; and compliance with the Fund’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the last fiscal year.
Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board, corporate governance matters applicable to the Independent Trustees, and issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the Fund. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. Mr. Pruchansky serves as Chairman of this Committee. This Committee held three meetings during the last fiscal year.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee generally will apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has adopted Procedures for the Selection of Independent Trustees.
While this Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210-2805. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.
Investment Performance Committee A. This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Ms. Jackson serves as Chairman of Investment Performance Committee A. This Committee held seven meetings during the last fiscal year.
Contracts/Operations Committee. This Committee is comprised of all of the Independent Trustees. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. As indicated

13

above, Dr. Moore will retire as a Trustee on December 31, 2012. This Committee held three meetings during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Fund’s Chief Compliance Officer (“CCO”). The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.
The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Board, the relevant Committee Chair or the Fund’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board and the Committee Chairs confer among themselves, with the Fund’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of the Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Fund’s Pricing Committee (comprised of officers of the Fund).
Investment Performance Committee A assists the Board in overseeing the significant investment policies of the Fund. The Adviser monitors these policies and may recommend changes to this Committee in response to subadviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the Fund’s investment performance, which include information about investment risks and how they are managed.
The Compliance Committee assists the Board in overseeing the activities of the Fund’s CCO with respect to the compliance programs of the Fund, the Adviser, the Subadvisers, and certain of the Fund’s other service providers. This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Fund’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the Fund’s operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and

14

discusses its findings with the Board. Among other things, in its annual review of the Fund’s advisory and subadvisory agreements, this Committee and the Board receive and review information provided by the Adviser and the Subadvisers relating to their operational capabilities, financial condition and resources.
The Nominating, Governance and Administration Committee, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Adviser also has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Board on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at the Board’s request will report on risk management matters.
Independent Trustee Compensation
The table below sets forth the compensation paid by the Fund and certain other investment companies in the John Hancock Fund Complex to the Independent Trustees of the Fund for their services for the fiscal year ended October 31, 2011. These Trustees oversee 48 series in the John Hancock Fund complex, which consists of 255 series. Each Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. The Fund pays fees only to its Independent Trustees. The Fund does not pay any remuneration to any Trustee who is an officer or employee of the Adviser or its affiliates. Of the Fund’s officers, the President is furnished to the Fund pursuant to the Advisory Agreement described below and receives no compensation from the Fund. The other named officers receive no compensation from the Fund, and are compensated by the Adviser and/or affiliates for their services. The officers of the Fund may spend only a portion of their time on the affairs of the Fund.

Independent Trustee	Fund	John Hancock Fund Complex
James F. Carlin*	$5,000	$188,000
William H. Cunningham	$5,000	$218,071
Deborah C. Jackson	$5,125	$203,000
Charles L. Ladner**	$5,979	$232,500
Stanley Martin	$5,889	$234,624	***
Patti McGill Peterson	$5,575	$211,314
John A. Moore	$6,004	$229,000
Steven R. Pruchansky	$6,802	$280,149
Gregory Russo	$5,750	$227,000

*	Effective February 29, 2012, Mr. Carlin no longer serves as a Trustee of the Fund.

**	Effective December 31, 2011, Mr. Ladner no longer serves as a Trustee of the Fund.

***	Mr. Martin’s John Hancock Fund Complex compensation includes $19,000 of fees contributed to the John Hancock Deferred Compensation Plan.
The Fund does not have a pension or retirement plan for any of its Trustees or officers. The Fund participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of October 31, 2011, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was

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$247,659; Mr. Ladner was $81,197; Mr. Martin was $69,973; Ms. McGill Peterson was $270,374; Dr. Moore was $322,934; and Mr. Pruchansky was $389,739 under the Plan.
Trustee Ownership of Shares of John Hancock Funds
The table below sets forth the aggregate dollar range of equity securities beneficially owned by the Trustees in the Fund and in all John Hancock funds overseen by each Trustee as of December 31, 2011. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “—Compensation of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.

Trustees	Fund	John Hancock Fund Complex
Independent Trustees
James F. Carlin *	$1-$10,000	Over $100,000
William H. Cunningham	$1-$10,000	Over $100,000
Deborah C. Jackson	$10,001-$50,000	Over $100,000
Charles L. Ladner**	$10,001-$50,000	Over $100,000
Stanley Martin	$1-$10,000	Over $100,000
Patti McGill Peterson	$1-$10,000	Over $100,000
John A. Moore	$1-$10,000	Over $100,000
Steven R. Pruchansky	$10,001-$50,000	Over $100,000
Gregory Russo	$1-$10,000	Over $100,000
Non-Independent Trustees
Hugh McHaffie	$10,001-$50,000	Over $100,000
John G. Vrysen	$10,001-$50,000	Over $100,000

*	Effective February 29, 2012, Mr. Carlin no longer serves as a Trustee of the Fund.

**	Effective December 31, 2011, Mr. Ladner no longer serves as a Trustee of the Fund.
Shareholders of the Fund
As of [DATE], the officers and Trustees of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.
To the best knowledge of the Fund, the following shareholder owned 5% or more of the outstanding shares of the Fund as of the date indicated. Information related to these shareholders may be different as of the date of this SAI.

Percentage
Shareholder Name	Shareholder Address	Owned
[___________]	[___________]	[____]%
Investment Advisory and Other Services
A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement and the Subadvisory Agreements is available in the Fund’s October 31, 2011 annual shareholder report.
THE ADVISER
The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210 and serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act.

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Founded in 1968, the Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial” or the “Company”). Manulife Financial is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries. John Hancock Life Insurance Company (U.S.A.) and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
The Adviser’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The Adviser offers investment solutions managed by institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. The Adviser has been managing closed-end funds since 1971. As of December 31, 2011, the Adviser had total assets under management of approximately $20.3 billion.
Established in 1887, Manulife Financial is a Canada-based financial services group with principle operations in Asia, Canada and the United States. Its international network of employees, agents and distribution partners offers financial protection and wealth management products and services to millions of clients. It also provides asset management services to institutional customers. Funds under management by Manulife Financial and its subsidiaries were C$500 billion (US$491 billion) as of December 31, 2011. The Company operates as Manulife Financial in Canada and Asia and primarily as John Hancock in the United States.
The Adviser serves as investment adviser to the Fund and is responsible for monitoring the Subadvisers’ services to the Fund.
Advisory Agreement. The Fund has entered into an investment management contract dated July 1, 2009 (the “Advisory Agreement”) with the Adviser. As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Fund, calculated and paid daily, at an annual rate of the Fund’s average daily gross assets.
The following table shows the advisory fee that the Fund incurred and paid to the Adviser for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$1,180,297	$1,158,737	$1,125,416*

*	The amount disclosed for the October 31, 2009 fiscal year includes the advisory fee in the amount of $733,391 paid to the Adviser under the previous advisory agreement for the period from November 1, 2008 to June 30, 2009 and the advisory fee in the amount of $392,025 paid to the Adviser under the current Advisory Agreement for the period from July 1, 2009 to October 31, 2009.
Pursuant to the Advisory Agreement and subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates the Subadvisers to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the 1940 Act, except for such exemptions therefrom as may be granted to the Fund or the Adviser. The Adviser monitors the Subadvisers’ management of the Fund’s investment operations in accordance with the investment objectives and related investment policies of the Fund, reviews the performance of the Subadvisers and reports periodically on such performance to the Board.
Pursuant to the Advisory Agreement, the Adviser has entered into a Subadvisory Agreement with Epoch to provide day-to-day portfolio management of the Fund and to implement the Fund’s portfolio management strategies and investment objective and into a Subadvisory Agreement with Analytic to formulate and implement the Fund’s Options Strategy. The Advisory Agreement provides that the Adviser may terminate any Subadvisory Agreement entered into and directly assume any functions performed by a Subadviser, upon approval of the Board.
The Fund pays all expenses of its organization, operations and business.

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The Advisory Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the vote of a majority of the Independent Trustees; and (ii) either by the Board or by the vote of a majority of the outstanding shares of the Fund.
The Advisory Agreement may be terminated at any time without penalty upon sixty (60) days’ written notice by the Board or the Advisor, as applicable, or by the vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Epoch Agreement terminates automatically upon the termination of the Advisory Agreement.
The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund or to any shareholder for any loss sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.
Service Agreement. The Fund has entered into a management-related service contract dated July 1, 2009 (the “Service Agreement”) with JHA, under which the Fund receives Non-Advisory Services. These “Non-Advisory Services” include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, project management office, EDGAR conversion and filing, graphic design, and other services that are not investment advisory in nature.
JHA is reimbursed by the Fund for its costs in providing Non-Advisory Services to the Fund under the Service Agreement. The following table shows the expenses incurred by JHA in providing services under the Services Agreement for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$15,994	$18,588	$18,369*

*	The amount disclosed for the October 31, 2009 fiscal year includes the service fees in the amount of $10,708 paid to JHA under the previous Accounting & Legal Services Agreement, EDGAR Services Agreement and Graphic Design Agreement for the period from November 1, 2008 to June 30, 2009 and the service fee in the amount of $7,661 paid to JHA under the current Service Agreement for the period from July 1, 2009 to October 31, 2009.
The Service Agreement had an initial period of two years and continues from year to year so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Fund or JHA may terminate the Service Agreement at any time without penalty upon 60 days’ written notice to the other party. The Service Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by JHA of its obligations under the Service Agreement.
Consulting Agreement. The Adviser entered into a consulting agreement dated September 21, 2007 (“Consulting Agreement”) with its affiliate John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited) (“JHAM(NA)”). JHAM(NA) is located at 200 Bloor Street East, Toronto, ON, Canada, M4W1EW. JHAM(NA) is a wholly-owned subsidiary of Manulife Financial, a publicly traded company based in Toronto, Canada. JHAM(NA) has been an investment adviser since 1979 and manages registered investment companies. As of December 31, 2011, JHAM(NA) had approximately $95.9 billion in assets under management.
Under the Consulting Agreement and as the Adviser may request from time to time, JHAM(NA) consults with the Adviser on matters relating to the application of U.S. federal income tax laws and regulations to the operations of the Fund and assists the Adviser with compliance monitoring and the implementation and use of compliance systems and in addressing and legal and regulatory matters related to the Fund. JHAM(NA) does not have any day-to-day portfolio management responsibilities or regularly provide investment advice to the Adviser regarding the

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Fund and its portfolio. In return for its consulting and other services, the Adviser (and not the Fund) pays JHAM(NA) a fee.
THE SUBADVISERS
Epoch
Epoch Subadvisory Agreement. The Adviser has entered into a Subadvisory Agreement dated August 16, 2007 with Epoch (the “Epoch Agreement”). Epoch is responsible for the day-to-day management of the Fund’s portfolio investments. Epoch, founded in 2004, is a wholly-owned subsidiary of Epoch Holding Corporation, a publicly traded company. As of December 31, 2011, Epoch managed on a worldwide basis more than $19.2 billion for mutual funds and institutional investors such as pension plans, endowments and foundations. Epoch is located at 640 Fifth Avenue, 18th Floor, New York, New York 10019.
Under the terms of the Epoch Agreement, Epoch is responsible for implementing the Fund’s investment equity strategy on a day-to-day basis, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Epoch under the Epoch Agreement, the Adviser (and not the Fund) pays Epoch a fee.
The Epoch Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Epoch Agreement. The Epoch Agreement terminates automatically in the event of its assignment or upon termination of the Advisory Agreement and may be terminated without penalty upon 60 days’ written notice at the option of the Adviser, Epoch, by the Board or by a vote of a majority of the Fund’s outstanding shares. As discussed above, the Adviser may terminate the Epoch Agreement and directly assume responsibility for the services provided by Epoch upon approval by the Board without the need for approval of the shareholders of the Fund.
The Epoch Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Epoch is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
Analytic
Analytic Subadvisory Agreement. The Adviser has entered into a Subadvisory Agreement dated August 16, 2007 with Analytic (the “Analytic Agreement”). Analytic is responsible for formulating and implementing the Fund’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $5.9 billion of assets under management as of December 31, 2011. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. Analytic is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.
Under the terms of the Analytic Agreement, Analytic provides advice and assistance with the development, implementation and execution of the Fund’s options strategy, all subject to the supervision and direction of the Board and the Adviser. For services rendered by Analytic under the Analytic Agreement, the Adviser (and not the Fund) pays Analytic a fee.
The Analytic Agreement had an initial period of two years and continues from year to year so long as such continuance is approved at least annually: (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Analytic Agreement. The Analytic Agreement terminates automatically on its assignment and may be terminated without penalty upon 60 days’ written notice at the option of either the Adviser, by the Board or by a vote of a majority of the Fund’s outstanding shares or by Analytic upon 90 days’ notice. As discussed above, the

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Adviser may terminate the Analytic Agreement and directly assume responsibility for the services provided by Analytic upon approval by the Board without the need for approval of the shareholders of the Fund.
The Analytic Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Analytic is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
PORTFOLIO MANAGERS
Day-to-day management of the Fund is the responsibility of the investment professionals associated with Epoch and Analytic. The individuals responsible for managing the implementation and monitoring the overall portfolio management of the Fund are listed below.
The following charts reflect information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees based on account performance, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investment in the Fund.
The following table reflects approximate information as of October 31, 2011:

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Epoch
William W. Priest	11	$4.4 billion	33	$3.7 billion	144	$8.9 billion
Eric L. Sappenfield	3	$1.5 billion	8	$1.1 billion	4	$1.6 billion
Michael A. Welhoelter	11	$4.4 billion	33	$3.7 billion	144	$8.9 billion
Analytic
Harindra de Silva	8	$2.0 billion	19	$935 million	24	$2.8 billion
Gregory M. McMurran	2	$221 million	3	$82 million	3	$182 million
Dennis Bein	7	$1.9 billion	17	$865 million	23	$2.7 billion
Performance-Based Fees for Other Accounts Managed
Of the accounts listed in the table above, those for which the advisory fee is based on investment performance are listed in the table below.

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Epoch
William W. Priest	0	$0	1	$108 million	15	$2.1 billion
Eric L. Sappenfield	0	$0	0	$0	1	$677 million
Michael A. Welhoelter	0	$0	1	$108 million	15	$2.1 billion
Analytic
Harindra de Silva	0	$0	6	$322 million	4	$362 million
Gregory M. McMurran	0	$0	0	$0	0	$0
Dennis Bein	0	$0	6	$322 million	4	$362 million

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Portfolio Manager Ownership of Shares of the Fund
The table below sets forth the aggregate dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of October 31, 2011. The information as to beneficial ownership is based on statements furnished to the Fund by the portfolio managers.

Portfolio Manager	Fund
Epoch
William W. Priest	$50,001-$100,000
Eric L. Sappenfield	$0
Michael A. Welhoelter	$0
Analytic
Harindra de Silva	$0
Gregory M. McMurran	$0
Dennis Bein	$0
Conflicts of Interest
Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.
Epoch
In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all

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trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
Epoch has adopted a Code of Ethics (the “Epoch Code”), which sets forth guidelines regarding the conduct of Epoch and its employees. The Epoch Code, among other things, contains policies and procedures that address actual and potential conflicts of interest that exist when Epoch employees purchase or sell for their personal accounts. The Epoch Code generally requires that all transactions in securities by Epoch employees, their spouses and immediate family members be pre-cleared by the compliance department prior to execution. The Epoch Code contains policies which prohibit: (a) employees from buying or selling securities on the same day that the same security is bought or sold for a client; (b) employees from buying or selling securities within seven calendar days before or after the time that the same security is being purchased or sold by a client where the employees trade is on the opposite side of the trade in the client account; and (c) short-term trading through a minimum holding period of 21 days. Securities transactions for employee’s personal accounts are subject to quarterly reporting requirements, annual holdings disclosure and annual certification requirements. In addition, the Epoch Code requires Epoch and its employees to act in clients’ best interests, abide by all applicable regulations, and avoid even the appearance of insider trading. A copy of the Epoch Code is available on its website at www.eipny.com. Epoch will provide a copy of the Epoch Code to any client or prospective client upon request.
Epoch has adopted proxy voting policies and procedures designed to ensure that it votes proxies in the best interest of its clients and that it provides clients with information about how their proxies are voted. Epoch’s proxy voting procedures are set forth in Appendix A to this SAI. In light of Epoch’s fiduciary duty to clients, and given the complexity of the issues that may be raised with proxy votes, Epoch has retained Institutional Shareholder Services Inc. (“ISS”) to vote client proxies. ISS is an independent third party that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Epoch include in-depth research, voting recommendations, vote execution and recordkeeping.
At times, Epoch and/or ISS may not be able to vote proxies on behalf of clients when clients’ holdings are in countries that restrict trading activity around proxy votes or when clients lend securities to third parties. Epoch attempts to identify any conflicts of interests between the Fund’s interests and its own within its proxy voting process. If Epoch determine that it or one of its employees faces a material conflict of interest in voting the Fund’s proxy (e.g., an employee of Epoch may personally benefit if the proxy is voted in a certain direction), Epoch’s procedures provide for ISS as an independent party to determine the appropriate vote. Epoch will use its best judgment to vote proxies in the best interests of its clients and will typically follow the recommendations of ISS.
In the event that Epoch decides to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, Epoch will document the reasons supporting the decision. In the event that Epoch intends to deviate from the proxy voting recommendation of ISS, and if an Epoch Holding Corporation board member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected clients for guidance on how to vote the proxy. In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and where the public company is an entity with which Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected clients for guidance on how to vote the proxy.
Epoch currently has a limited number of relationships where it receives performance-based fees. Epoch recognizes that performance-based fee arrangements may create potential conflicts of interest. A performance-based fee structure may create an inherent pressure to allocate investments having a great potential for higher returns to

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accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch requires portfolio decisions to be made on a strategy specific basis and without consideration to Epoch’s pecuniary or personal interests. Epoch also requires pre-allocation of client orders based on specific fee-neutral criteria. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting all employees, including portfolio managers, from placing the investment interests of any client above the investment interests of any other client with the same or similar investment objectives.
Analytic
Conflicts of interest may arise because the Analytic has day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:
Charging Different Fees. A conflict can arise when accounts are each charged differing fees by an adviser, especially when some accounts are charged fixed rates while others are performance-based. This conflict can lead to investment allocations of better performing assets to accounts tied to performance-based fee schedules.
Personal Investments by Employees. A conflict can arise when an employee (particularly a portfolio manager) may invest personally in the same securities considered for investment in client accounts. Potential issues may involve the timing of personal trades compared to those of client accounts, the use of confidential client information for personal profit and more generally the potential for personal interests to conflict with the interests of the firm’s clients.
Short Selling. In spite of legitimate investment reasons, a portfolio manager who sells short a security for one account and buy long the same security for another account in large trades can distort the market with short sales depressing the value of a security and long purchases inflating the value of a security; moreover, prior to the purchase or sale of that same security through another account creates incentive to sequence those transactions as to favor one account over another account.
Sequencing Trades. When a portfolio manager places the same trade for a security for different accounts in sequence, a large trade may affect the price of security. The incentive exists in the potentiality of decreasing or increasing a security’s value before the purchase or sale of that same security in another account, therefore favoring one account over another account.
Cross Trading. When a portfolio manager plans to sell a security held in an account to another account in such a way that the transactions are not recorded through the exchange an incentive may exist to execute cross trades that favor one account over another account.
Aggregation and Allocation of Transactions. A conflict can arise when a portfolio manager through the process of aggregation meets a purchase minimum for one account by causing another account to also make a purchase or to increase the possibility of future participation in offering by an underwriter may provide an incentive for a portfolio manager to cause one account to participate in aggregated trades. The SEC recommends an adviser to use fund brokerage commissions to obtain research that benefits the adviser’s other clients, which include clients that do not generate brokerage commissions or those from which the adviser receives the greatest amount of compensation for its advisory services.
Brokerage Commission Allocation. According to Section 28(e) of the Securities Exchange Act of 1934, soft dollar commissions earned through brokerage transactions for one account may be used to obtain research for another account. However, the possibility of obtaining research for one account earned at the expense of another account may provide an incentive to favor one account over another in allocating soft dollar credits.
Directed Brokerage/Commission Recapture Programs. A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time.

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In managing the potential for conflict inherent in offering performance based fees and side-by-side management of accounts, Analytic uses a quantitative investment approach (a system of analysis using complex mathematical and statistical modeling, measurement and research) through which investment recommendations are model driven. Client accounts are managed independent of one another in accordance with specific client mandates, restrictions and instructions. Investment decisions and each client account’s trade list are determined according to client specific investment guidelines and objectives.
Compensation
Epoch
Portfolio managers and other investment professionals at Epoch are compensated through a combination of base salary (set annually), overall work performance bonus and equity ownership, if appropriate due to superior work performance. The investment professional’s work performance is measured by Epoch, examining such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and his or her ability to successfully interact with company management. Epoch avoids a compensation model that is driven by individual security performance and set against specific benchmarks, as this can lead to short term thinking which is contrary to the firm’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Epoch for attracting and retaining the best people. Shares are in the form of restricted stock and subject to a multi-year vesting schedule.
The equity ownership in Epoch as of December 31, 2011 of each member of the investment team who makes investment decisions for the Fund is as follows:

William W. Priest	2,000,000 — 3,000,000 shares of EPHC
Eric Sappenfield	40,000 — 50,000 shares of EPHC
Michael Welhoelter	50,000 — 60,000 shares of EPHC
Analytic
Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. The benchmark used is the BXM Index. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals also may have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and its clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.
Other Services
Proxy voting
The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to Epoch the responsibility to vote all proxies relating to securities held by the Fund in accordance with Epoch’s proxy voting policies and procedures. Epoch has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of Epoch are set forth in Appendix A to this SAI. Analytic does not vote proxies on behalf of the Fund.
It is possible that conflicts of interest could arise for Epoch when voting proxies. Such conflicts could arise, for example, when Epoch or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

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In the event that Epoch becomes aware of a material conflict of interest, the Fund’s Procedures generally require Epoch to follow any conflicts procedures that may be included in Epoch’s proxy voting procedures. The conflict procedures generally will include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.
The specific conflicts procedures of Epoch are set forth in Epoch’s proxy voting procedures included in Appendix A. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although Epoch has a duty to vote all proxies on behalf of the Fund, it is possible that Epoch may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits Epoch from trading the shares in the marketplace for a period of time, Epoch may determine that it is not in the best interests of the Fund to vote the proxies. Epoch also may choose not to recall securities that have been lent in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-225-6020 and (ii) on the SEC’s website at http://www.sec.gov.
Determination of Net Asset Value
The Fund’s net asset value per Common Share (“NAV”) is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing the Fund’s net assets by the number of Common Shares outstanding. On any day the NYSE is closed, the NAV is not calculated. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund’s NAV is not calculated. Consequently, the Fund’s portfolio securities may trade and the NAV of the Fund’s Common Shares may be significantly affected on days when a shareholder has no access to the Fund.
Portfolio securities are valued by various methods which are generally described below. As noted in the Prospectus, portfolio securities also may be fair valued by the Fund’s Pricing Committee in certain instances. Most equity securities that are traded on a stock exchange or in the OTC market are valued at the last sale price as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt securities with remaining maturities of one year or more at the time of acquisition are valued on the using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. Shares of open-end investment companies held by the Fund are valued based on the NAV of the underlying fund. The value of securities denominated in foreign currencies are converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of open-end investments companies held by the Fund are valued based on the NAV of the Underlying Fund.
In certain instances, the Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the assets, which may differ from the reported valuation.

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Brokerage Allocation
Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund. The Subadvisers have no formula for the distribution of the Fund’s brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund and the Subadvisers’ other clients. The cost of securities transactions for the Fund primarily consists of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadviser will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Brokerage Commissions Paid
The following table shows the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years ended October 31, 2011, October 31, 2010, and October 31, 2009.

October 31, 2011	October 31, 2010	October 31, 2009
$293,303	$346,000	$458,000
No brokerage commissions paid by the Fund during the last three fiscal years were to any broker that: (i) is an affiliated person of the Fund; (ii) is an affiliated person of an affiliated person of the Fund; or (iii) has an affiliated person that is an affiliated person of the Fund, Adviser, Subadvisers, or principal underwriter.
Selection of Brokers or Dealers to Effect Trades
Epoch
In selecting broker-dealers, Epoch seeks the best combination of net price and execution for client accounts. Epoch may have an incentive to select or recommend a broker-dealer based on its interest in receiving the research or other products or services, rather than on the interests of clients in receiving most favorable execution. However, in all instances, the primary consideration when placing an order with a broker is overall best execution. Epoch may consider other factors as part of its trading strategy, including: the quality and capability of the research and execution services which enhance its investment research, portfolio management, and trading capabilities. With regard to these services, Epoch considers many factors, including:
•	The broker-dealer’s research coverage of sectors and companies

•	The ability to provide access to issuers or conferences

•	Timing and accuracy of information

•	Execution capabilities, including ability to accept orders through electronic communications

•	The ability to execute effectively in the target company or market

•	Activities related to matching, clearance, confirmation, settlement, liquidity and security price

•	The willingness to commit capital

•	Confidentiality

•	Commission rate
In selecting a broker, Epoch does not consider whether the Firm or a related person receives client referrals from a broker or third party.
In order to measure the effectiveness of its trading strategy, Epoch compare its executions against data compiled by an independent consultant, ITG. This data is reviewed periodically by its Portfolio Management Group to ensure that its trading strategy is working, and the brokers are providing the best possible executions. In addition, Epoch use a voting system whereby Epoch’s analyst’s rate brokers to assist in determining commission allocations. Votes are typically taken quarterly by its research analysts and discussed among its investment personnel and its traders. Factors affecting such votes include the quality and quantity of research provided and assistance with access to

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management and management meetings. On a periodic basis, the Portfolio Management Group reviews the execution capabilities of certain brokers who receive votes and budget allocations. If execution issues arise with any broker, the traders may put the broker on a watch-list or a restricted list. Epoch generally considers the amount and nature of research, execution and other services provided by broker-dealers, as well as the extent to which these services are relied on. Epoch attempts to allocate a portion of the brokerage business on the basis of these considerations. Neither the research services nor the amount of brokerage given to a particular broker-dealer are a part of any agreement or commitment that would bind Epoch to compensate any broker-dealer for research provided. Epoch attempt to allocate sufficient commissions to broker-dealers that have provided Epoch with research Epoch believe it is useful to its research process and thus more or less than the suggested allocations.
Epoch generally routes a substantial portion of its orders to brokers for execution electronically (either directly to a broker or trading floor, or through various ECN/matching networks). These services may provide low cost commissions as well as high quality executions and anonymity in the market. The Portfolio Management Group meets frequently to review the current trading budget, as well as how commission dollars were spent during the previous quarter.
Analytic
In determining the abilities of broker-dealers to provide best execution, Analytic considers all relevant factors including the execution capabilities required by the transactions; the ability and willingness of the broker-dealer to facilitate transactions by participating therein for broker-dealers’ own accounts; the importance to its clients’ portfolios of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; and the quality and continuity of services rendered with regard to its clients’ other transactions as well as any other factors relevant to the selection of a broker-dealer for particular and related transactions.
In determining the abilities of a broker-dealer, Analytic will not consider client referrals or the sale of mutual fund shares.
Soft Dollar Considerations
Epoch
Epoch has negotiated Client Commission Arrangements (“CCAs”) with several large, well known brokerage firms. The CCAs are typically linked to the electronic trading venues of these brokers, and the negotiated commission rates for these arrangements are comparable to those for full service brokers. Pursuant to the CCAs, a predetermined portion of the commission goes toward execution of the trade and the remainder is applied to a commission credit account which is used to pay for eligible third party soft dollar services as described below (the “Services”). Epoch may compensate brokers through CCA’s rather than directing trades to the proprietary trading desks of these brokers who are providing research. The Services received may benefit multiple clients, including those whose commissions were not used to purchase the service.
All Services paid for out of CCAs qualify for the safe harbor in Section 28(e) of the Exchange Act. Such Services include:
•	Research reports on companies, industries and securities

•	Economic and financial data

•	Financial publications

•	Web or computer based market data

•	Research-oriented computer software and services

•	Brokerage services facilitating the communication of trade order information to counterparties and custodians
In addition to research obtained through the aforementioned CCAs, Epoch accepts proprietary research from certain brokers and as well as access to company management and conferences with industry professionals. Research services received from brokers and dealers are supplemental to Epoch’s own research effort. To the best of Epoch’s knowledge, these services are generally made available to all institutional investors doing business with such

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broker-dealers. Epoch does not separately compensate such broker-dealers for the research and does not believe that it “pays-up” for such broker-dealers’ services due to the difficulty associated with the broker-dealers not breaking out the costs for such services. These services may be used for any or all of its clients’ accounts and there may be no correlation between the amount of brokerage commissions generated by a particular client and the indirect benefits received by the client. Products and services received by Epoch from brokers in connection with brokerage services provided to certain client accounts may disproportionately benefit other client accounts. Epoch does not seek to allocate soft dollar benefits proportionately to the soft dollar credits the accounts generate.
When Epoch use client brokerage commissions to obtain research or other products or services, Epoch receive a benefit because Epoch do not have to produce or pay for the research, products or services. Epoch seek to control this process by maintaining a relatively small CCA budget, and by limiting the Services Epoch pay for using soft dollar credits to those that fall within the safe harbor of Section 28(e).
Epoch may use soft dollars to purchase services that are not 100% eligible for purchases with soft dollars. In these circumstances, a mixed-use allocation is proposed and approved by its Portfolio Management Group and the CCO. The allocation would designate the percentage of the service that is eligible for payment with soft dollars and the percentage of the service that must be paid with hard dollars.
Analytic
Analytic does not engage in payment of research and other soft dollar benefits. Analytic may incidentally receive information that may be deemed research from a brokerage firm but generally Analytic is not charged for this nor is this passed on in any form including commissions. However, receiving research is a benefit because Analytic does not have to produce or pay for the research and this does provide incentive to select or recommend a broker-dealer based on its interest in receiving research, rather than on clients’ interest in receiving most favorable execution. Research received may not benefit all clients’ accounts at all times.
Trade Aggregation by the Subadvisers
Epoch
Epoch typically manages client accounts based on a model portfolio which is designed to achieve the investment objectives of the strategy chosen by the client. Epoch conducts transactions in client accounts to reasonably match the model portfolios daily, weekly, monthly, or as needed. Epoch may not conduct transactions on behalf of clients in the wrap fee programs as frequently as Epoch do on behalf of other clients for several reasons, including that certain transactions for the client accounts in the wrap fee programs may be de minimis due to the wrap fee programs’ lower minimum account balances. Epoch places orders for accounts that have directed it to use a specific broker, such as accounts in the wrap fee programs, after trading for other accounts has begun or has been completed. Because of directed brokerage agreements with wrap sponsors, Epoch is unable to aggregate wrap or managed account transactions with orders for other accounts advised or managed by Epoch. When a model change occurs, Epoch may place orders for its institutional relationships before placing orders in SMA/Wrap and UMA relationships. Model changes are communicated to its service provider intraday for trading. When a change to a strategy model occurs, and where the strategy is on more than one wrap or managed account program, the service provider will use a rotation list in order to determine the sequencing of order placement among the wrap or managed account sponsors.
Analytic
Analytic may group together accounts with similar investment and trading strategies when determining trade cycle and rotation. When making this decision, Analytic may consider timing of cash flows, time since the last rebalance, projected liquidity, and availability of staff and market holidays/closures. Client portfolios will be optimized individually and independently from other accounts according to client directed restrictions and strategy constraints, and a trade list for each account will be generated. Unless directed otherwise by a client (including instructions for directed brokerage), the trade lists from grouped accounts may be aggregated for order execution.
Analytic may aggregate orders of some or all of its accounts, including accounts in which Analytic or its personnel or affiliates may have a beneficial interest. Because of market activity, it may not be possible to obtain the same price or execution on all such trades. When this occurs trades are allocated in a manner Analytic believes is fair and reasonable, taking into consideration its fiduciary duties to all of its clients, and typically involves taking an average

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of the price and commission. Whenever an average is used, some clients will benefit while others may be disadvantaged. Although in such instance clients will be charged the average price, Analytic will make information regarding the actual transactions available to clients, upon the client’s request. In such instances where Analytic is trading the same security with multiple brokers due to directed brokerage arrangements, Analytic will try to deliver such orders simultaneously to brokers.
Affiliated Underwriting Transactions by the Subadvisers
The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an Adviser or Subadviser affiliate in connection with such underwritings. In addition, for underwritings where an Adviser or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
Commission Recapture Program
The Board has approved the Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to the Fund. It provides a way to gain control over the commission expenses incurred by the Subadvisers, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. The Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.
Additional Information Concerning Taxes
The following discussion of U.S. federal income tax matters is based on the advice of [                ]. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets can be invested in securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If the Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each

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taxable year to its shareholders; provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt interest income and net capital gain. In order to avoid incurring a nondeductible 4% U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax. Under current law, provided that the Fund qualifies as a RIC for U.S. federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.
If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, subject to the opportunity to cure such failures under applicable provisions of the Code as described above, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
For U.S. federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2013. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. Thus, no assurance can be given that current law applicable to qualified dividend income will continue after December 31, 2012. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment as qualified dividend income.
Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Dividends of investment company taxable income appropriately reported by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which

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is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (0% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2012. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.
Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund), on or before January 31 of the calendar year following the calendar year in which the sale of the shares occurs, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during years following the year of the loss. The carryforward is limited to eight years in the case of losses recognized during taxable years beginning on or before December 22, 2010. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed to the shareholders.
If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of its shares.
Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.
Dividends and distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur

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in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% U.S. federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for the Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
For the Fund’s index call options that qualify as section 1256 contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, section 1256 contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. For an index option to qualify as a “section 1256 contract” it must be traded on a qualified board or exchange. Only a limited number of non-U.S. exchanges and boards of trade have been determined by the IRS to be qualified boards or exchanges for these purposes.
The Fund’s index call options that do not qualify as “section 1256 contracts” generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain or loss.
The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds a security and an offsetting option with respect to such security or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or

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more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.
The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.
The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
Gain or loss from a short sale of property generally is considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.
Gain or loss on a short sale generally will not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

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Further, certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.
Dividends and interest received, and gains realized, by the Fund on non-U.S. securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by U.S. investors. Depending on the number of non-U.S. shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The reduced rates for “qualified dividend income” are not applicable to (i) dividends paid by a foreign corporation that is a PFIC, (ii) income inclusions from a QEF election with respect to a PFIC, and (iii) ordinary income from a “mark-to-market” election with respect to a PFIC.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on non-U.S. currency forward contracts and the disposition of debt securities denominated in a non-U.S. currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, also are treated as ordinary income or loss.
If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or securities of non-U.S. corporations, the Fund may make an election that allows shareholders

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whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. If the Fund’s investments in stock or securities of non-U.S. corporations do not meet the 50% threshold requirement, such election will not be available to the Fund. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code).
Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% during 2012. An individual’s TIN generally is his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any; provided that the required information is furnished to the IRS.
The backup withholding tax rate currently is scheduled to increase to 31% for amounts paid after December 31, 2012. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph.
Dividend distributions are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of capital gain dividends paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. Such distributions and sale proceeds may be subject, however, to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.
For shareholders that are considered “foreign financial institutions” under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), a new 30% withholding tax will be imposed on distributions paid after December 31, 2013, and on proceeds from sales of Common Shares after December 31, 2014, unless such shareholder enters into an agreement with the IRS to collect and provide substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners. The legislation also generally imposes a 30% withholding tax on distributions paid to, and on proceeds from sales of Common Shares by, a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct or indirect substantial U.S. owners. Under proposed regulations, a foreign financial institution should enter into such an agreement with the IRS by June 30, 2013 to ensure that it will be identified as compliant in sufficient time to allow withholding agents to refrain from withholding beginning on January 1, 2014. Non-U.S. investors including investors owning Common Shares through a foreign financial institution or non-financial foreign entity should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.
The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects U.S. federal tax law as of the date of this SAI, and does not address special tax rules applicable to certain types of investors, such as corporate and non-U.S. investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

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Other Information
The Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative with respect to the election of Trustees, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.
The Declaration of Trust provides that the Fund will comply with Section 16 of the 1940 Act. Pursuant to Section 16(c), no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.
Custodian and Transfer Agent
The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey, 07310-1900, is the transfer agent and dividend disbursing agent of the Fund.
Independent Registered Public Accounting Firm
[FIRM, CITY, STATE], is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
[TO BE ADDED BY AMENDMENT]
Reports to Shareholders
[TO BE ADDED BY AMENDMENT]

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Legal and Regulatory Matters
On June 25, 2007, the Adviser and John Hancock Funds, LLC (“JH Funds”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and JH Funds agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.
Codes of Ethics
The Fund, the Adviser, the Subadvisers and the principal underwriter each have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.
These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These Codes of Ethics also are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: public info@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Additional Information
The Fund’s Prospectus, any related Prospectus Supplements, and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

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John Hancock Tax-Advantaged Global Shareholder Yield Fund
Statement of Additional Information
[SAI DATE]
Investment Adviser
John Hancock Advisers, LLC
601 Congress Street
Boston, Massachusetts 02210
1-800-225-6020
Subadvisers
Epoch Investment Partners, Inc.
640 Fifth Avenue
New York, New York 10019
Analytic Investors, LLC
555 West Fifth Street, 50th Floor
Los Angeles, California 90013
Custodian
State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, Massachusetts 02111
Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310
Independent Registered Public Accounting Firm
[FIRM]
[FIRM ADDRESS]

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APPENDIX A
PROXY VOTING SUMMARY OF THE ADVISER AND EPOCH
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
• The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
• Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
• The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.
• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.
• The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

THE DISTRIBUTOR
JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and NYSE Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s SAI (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and NYSE Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

THE DISTRIBUTOR:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
The Distributor II	September 28, 2007	March 26, 2008
The Distributor III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Premium Dividend Fund (formerly, John Hancock Patriot Premium Dividend Fund II)	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

Epoch Holding Corporation
Compliance Policies & Procedures Manual
Proxy Voting and Class Action Monitoring
Policy
Epoch votes proxies a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.
Epoch does not complete proofs-of-claim on behalf of clients for current or historical holdings; however, Epoch will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.
In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained RiskMetrics Group (formerly Institutional Shareholder Services) (“RiskMetrics”). RiskMetrics is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of RiskMetrics, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes — particularly those diverging from the judgment of RiskMetrics — were voting consistent with the Firm’s fiduciary duties.
Procedures for Lent Securities and Issuers in Share-blocking Countries
At times, neither Epoch nor RiskMetrics will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor RiskMetrics is able to vote the proxy until the client recalls the lent security.
In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. If the decision is made to vote, the Firm will process votes through Risk-Metrics unless other action is required as detailed in this policy.
Procedures for Specific Conflicts of Interest
Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

Epoch Holding Corporation
Compliance Policies & Procedures Manual
Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.
For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.
Procedures for Proxy Solicitation
In the event that any officer or employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation onto the Chief Compliance Officer.
Procedures for RMG Policy Selection
Epoch applies the various country specific benchmark guidelines for all accounts unless specifically instructed to apply other criteria by the client. A list of the benchmark guidelines is provided in Attachment A.
Procedures for Voting Disclosure
Upon request, Epoch will provide clients with their specific proxy voting history.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:
•	The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Epoch Holding Corporation
Compliance Policies & Procedures Manual
Proxy voting records:
•	The proxy voting record periodically provided by RiskMetrics.

•	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
•	The CCO will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

PART C
OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1)	FINANCIAL STATEMENTS:

Included in Part A: not applicable

Included in Part B: not applicable
(2)	EXHIBITS:
(a)	Agreement and Declaration of Trust dated April 23, 2007 (“Declaration of Trust”) — previously filed as exhibit 99.2(a) to the Fund’s initial Registration Statement on Form N-2 (File Nos. 333-142307 and 811-22056) as to the Fund’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission (“SEC”) on April 23, 2007 (Accession No. 0000898432-07-000323) (“Initial Common Shares Registration Statement”).

(b)	By-Laws dated April 23, 2007 — previously filed as exhibit 99.2(b) to the Fund’s Initial Common Shares Registration Statement.
(1)	Amendment dated September 9, 2008 to the By-Laws — FILED HEREWITH.

(2)	Amendment dated August 1, 2009 to the By-Laws — FILED HEREWITH.

(3)	Amendment dated August 31, 2010 to the By-Laws — FILED HEREWITH.

(4)	Amendment dated December 6, 2011 to the By-Laws — FILED HEREWITH.
(c)	Voting Trust Agreements. Not applicable.

(d)	Instruments Defining Rights of Security Holders. See exhibits (a) and (b).
(1)	Form Certificate — previously filed as exhibit 99.(d) to the Pre-Effective Amendment No. 1 to the Fund’s Initial Common Share Registration as filed with the SEC on July 20, 2007 (Accession No. 0000950135-07-004374) (“Pre-Effective Amendment No. 1”).
(e)	Dividend Reinvestment Plan. Dividend Reinvestment Plan dated July 1, 2011 — FILED HEREWITH.

(f)	Instruments Defining Rights of Long-term Debt Holders. Not applicable.

(g)	Investment Advisory Contracts.
(1)	Investment Advisory Agreement dated July 1, 2009 with John Hancock Advisers, LLC — FILED HEREWITH.

(2)	Sub-Advisory Agreement dated August 16, 2007 with Epoch Investment Partners, Inc. — FILED HEREWITH.

(3)	Sub-Advisory Agreement dated August 16, 2007 with Analytic Investors, LLC (formerly, Analytic Investors, Inc.) — FILED HEREWITH.

(h)	Underwriting or Distribution Contracts.
(1)	Form of Underwriting Agreement — TO BE FILED BY AMENDMENT.
(i)	Bonus or Profit Sharing Contracts. Not applicable.

(j)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between the Fund and State Street Bank and Trust Company — FILED HEREWITH.

(k)	Other Material Contracts.
(1)	Service Agreement dated July 1, 2009 with John Hancock Advisers, LLC — FILED HEREWITH.

(2)	Consultation Agreement dated September 21, 2007 with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited) — FILED HEREWITH.

(3)	Service Agreement for Transfer Agent Services dated June 1, 2002 with Computershare Shareowner Services LLC (formerly, Mellon Investor Services, LLC) — FILED HEREWITH.
(a)	Amendment dated July 1, 2007 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(b)	Amendment dated September 25, 2007 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(c)	Amendment dated October 10, 2007 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(d)	Amendment dated July 1, 2010 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(e)	Amendment dated October 18, 2010 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(f)	Amendment dated April 6, 2011 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.

(g)	Amendment dated January 27, 2012 to the Service Agreement for Transfer Agent Services — FILED HEREWITH.
(4)	Chief Compliance Officer Services Agreement dated March 10, 2009 by and among the Fund, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC, and the Fund’s Chief Compliance Officer — FILED HEREWITH.
(l)	Legal Opinion.
(1)	Opinion and Consent of K&L Gates LLP as to the Fund’s additional Common Shares — TO BE FILED BY AMENDMENT.
(m)	Non-resident Consent to Service of Process. Not applicable.

(n)	Other Opinions. Consent of Independent Registered Public Accounting Firm — TO BE FILED BY AMENDMENT.

(o)	Omitted Financial Statements. Fund’s audited financial statements — TO BE FILED BY AMENDMENT.

(p)	Agreement Related to Initial Capital. Subscription Agreement between the Fund and John Hancock Advisers, LLC — previously filed as exhibit 99.(p) to Pre-Effective Amendment No. 1.

(q)	Model Retirement Plan. Not applicable.

(r)	Codes of Ethics.
(1)	Code of Ethics dated January 1, 2008 (as revised January 1, 2011) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (each, a “John Hancock Adviser”), John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock Adviser — FILED HEREWITH.

(2)	Code of Ethics adopted by Epoch Investment Partners, Inc. amended as of August 15, 2010 — FILED HEREWITH.

(3)	Code of Ethics adopted by Analytic Investors, LLC dated August 14, 2009 — FILED HEREWITH.
(s)	Powers of Attorney. Power of Attorney dated March 6, 2012 for Keith F. Hartstein, Charles A. Rizzo, William H. Cunningham, Deborah C. Jackson, Stanley Martin, Patti McGill Peterson, Hugh McHaffie, John A. Moore, Steven R. Pruchansky, Gregory A. Russo and John G. Vrysen— FILED HEREWITH.
ITEM 26. MARKETING ARRANGEMENTS
See Form of Underwriting Agreement — TO BE FILED BY AMENDMENT.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$[______________]
Financial Industry Regulatory Authority Fee	$[______________]
New York Stock Exchange Fee	$[______________]
Cost of Printing and Engraving	$[______________]
Accounting Fee and Expenses	$[______________]
Legal Fees and Expenses	$[______________]

Total	$[______________]
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
John Hancock Advisers, LLC (the “Adviser”) is the investment adviser to the Fund. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“Manulife Financial”), a publicly traded company based in Toronto, Canada. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2011

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
38%
John Hancock Investment Management Services, LLC (Delaware)
57%
5%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Declaration Management & Research LLC (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.72%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management (Malaysia) Sdn Bhd (Malaysia)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
95%
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES
Set forth below is the number of record holders as of [DATE] of each class of securities of the Fund:

Number of
Title of Class	Record Holders
Shares of Common Stock, $0.01 par value	[_____________]
ITEM 30. INDEMNIFICATION
Indemnification provisions relating to the Fund’s Trustees, officers, employees and agents are set forth in Section 4.3 of Article IV of Fund’s Declaration of Trust, as previously filed.
The Fund’s By-Laws (as previously filed) and the form of Underwriting Agreement (to be filed by amendment) contain provisions limiting the liability and providing for indemnification of the Trustees and officers under certain circumstances.
The Fund’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the provisions described in this Item 30, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Article V of the Limited Liability Company Agreement of the Adviser provides as follows:
     “Section 5.06. Indemnity and Exculpation.
(a)	No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b)	The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c)	As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d)	In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e)	The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f)	All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g)	The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.”
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and executive officers of the Adviser and the Subadvisers, reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Form ADV of John Hancock Advisers, LLC (File No. 801-8124) filed with the SEC; (iii) the Form ADV of Epoch Investment Partners, Inc. (File No. 801-63118) filed with the SEC; and (iv) the Form ADV of Analytic Investors, LLC (File No. 801-7082) filed with the SEC, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All applicable accounts, books and documents required to be maintained by the Fund by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the possession and custody of the Fund’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, and its transfer agent, Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310, with the exception of certain corporate documents and portfolio trading documents that are in the possession and custody of the Adviser, 601 Congress Street, Boston, Massachusetts, 02210, and the Subadvisers: Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019 and Analytic Investors, LLC, 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. The Fund is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and the Subadvisers.
ITEM 33. MANAGEMENT SERVICES
Not applicable.
ITEM 34. UNDERTAKINGS
1.	The Fund undertakes to suspend the offering of Common Shares until the Prospectus and any applicable Prospectus Supplement are amended if (a) subsequent to the effective date of this registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.
2.	Not applicable.
3.	Not applicable.
4.	The Common Shares being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act. Accordingly, the Fund undertakes:
a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:
(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
b.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.	To remove from registration by means of a post-effective amendment any of the Common Shares being registered which remain unsold at the termination of the offering.

d.	That, for the purpose of determining liability under the Securities Act to any purchaser, if the Fund is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a Registration Statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Fund under the Securities Act to any purchaser in the initial distribution of Common Shares:

The undersigned Fund undertakes that in a primary offering of securities of the undersigned Fund pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Fund will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Fund relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Fund or its securities provided by or on behalf of the undersigned Fund; and

(3)	any other communication that is an offer in the offering made by the undersigned Fund to the purchaser.
5.	The Fund undertakes that, for the purpose of determining any liability under the Securities Act:
a.	the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.	each post- effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 9th day of May, 2012.

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Keith F. Hartstein	President and	May 9, 2012
Keith F. Hartstein	Chief Executive Officer

/s/ Charles A. Rizzo	Chief Financial Officer	May 9, 2012
Charles A. Rizzo	(Principal Financial Officer & Principal Accounting Officer)

/s/ William H. Cunningham *	Trustee	May 9, 2012
William H. Cunningham

/s/ Deborah C. Jackson *	Trustee	May 9, 2012
Deborah C. Jackson

/s/ Stanley Martin *	Trustee	May 9, 2012
Stanley Martin

/s/ Hugh McHaffie *	Trustee	May 9, 2012
Hugh McHaffie

/s/ Patti McGill Peterson *	Trustee	May 9, 2012
Patti McGill Peterson

/s/ John A. Moore *	Trustee	May 9, 2012
John A. Moore

/s/ Steven R. Pruchansky *	Trustee	May 9, 2012
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	May 9, 2012
Gregory A. Russo

/s/ John G. Vrysen *	Trustee	May 9, 2012
John G. Vrysen

*By: Power of Attorney

By:	/s/ Kinga Kapuscinski
Kinga Kapuscinski
As Attorney-in-Fact *Pursuant to Power of Attorney filed herewith

EXHIBIT INDEX

(2)(b)(1)	Amendment dated September 9, 2008 to the By-laws

(2)(b)(2)	Amendment dated August 1, 2009 to the By-laws

(2)(b)(3)	Amendment dated August 31, 2010 to the By-laws

(2)(b)(4)	Amendment dated December 6, 2011 to the By-laws

(2)(e)	Dividend Reinvestment Plan dated July 1, 2011

(2)(g)(1)	Investment Advisory Agreement dated July 1, 2009 with John Hancock Advisers, LLC

(2)(g)(2)	Sub-Advisory Agreement dated August 16, 2007 with Epoch Investment Partners, Inc.

(2)(g)(3)	Sub-Advisory Agreement dated August 16, 2007 with Analytic Investors, LLC

(2)(j)	Master Custodian Agreement dated September 10, 2008 between the Fund and State Street Bank and Trust Company

(2)(k)(1)	Service Agreement dated July 1, 2009 with John Hancock Advisers, LLC

(2)(k)(2)	Consultation Agreement dated September 21, 2007 with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly, MFC Global Investment Management (U.S.A.) Limited)

(2)(k)(3)	Service Agreement for Transfer Agent Services dated June 1, 2002 with Computershare Shareowner Services LLC (formerly, Mellon Investor Services, LLC)

(2)(k)(3)(a)	Amendment dated July 1, 2007 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(b)	Amendment dated September 25, 2007 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(c)	Amendment dated October 10, 2007 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(d)	Amendment dated July 1, 2010 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(e)	Amendment dated October 18, 2010 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(f)	Amendment dated April 6, 2011 to the Service Agreement for Transfer Agent Services

(2)(k)(3)(g)	Amendment dated January 27, 2012 to the Service Agreement for Transfer Agent Services

(2)(k)(4)	Chief Compliance Officer Services Agreement dated March 10, 2009

(2)(r)(1)	Code of Ethics dated January 1, 2008 (as revised January 1, 2011) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (each, a “John Hancock Adviser”), John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock Adviser

(2)(r)(2)	Code of Ethics adopted by Epoch Investment Partners, Inc. amended as of August 15, 2010

(2)(r)(3)	Code of Ethics adopted by Analytic Investors, LLC dated August 14, 2009

(2)(s)	Power of Attorney dated March 6, 2012